Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form T-1

Statement of Eligibility and Qualification Under the
Trust Indenture Act of 1939 of a Corporation
Designated to Act as Trustee

 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

Deutsche Bank National Trust Company

(Exact name of trustee as specified in its charter)

300 South Grand Avenue, Los Angeles, California 90071	74-2440850
(Address of principal executive offices)	(I.R.S. Employer Identification No.)

IndyMac ABS, Inc.

(Exact name of obligor as specified in its charter)

Delaware	95-4685267
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

155 North Lake Avenue, Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-H2

(Title of the indenture securities)

Item 1.  General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME Office of the Comptroller of the Currency	ADDRESS 1114 Avenue of the Americas, Suite 3900 New York, New York 10036

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.  Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.  List of Exhibits

Exhibit 1           Articles of Association as amended on April 15, 2002.

Exhibit 2           Certificate of the Comptroller of the Currency dated February 6, 2007.

Exhibit 3           Certification of Fiduciary Powers dated February 6, 2007.

Exhibit 4           Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5           Not Applicable.

Exhibit 6           Consent of Deutsche Bank National Trust Company required by Section 321(b) of the Act.

Exhibit 7           Reports of Condition of Deutsche Bank National Trust Company, dated as of December 31, 2006.

SIGNATURES

            Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 13th day of June, 2007.

Deutsche Bank National Trust Company

By:       /s/ Ronaldo Reyes

            Ronaldo Reyes, Vice President

                                                                       Exhibit 1

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for "Bankers Trust Company of

California, National Association," Los Angeles, California, (Charter No. 18608)

                                        IN TESTIMONY WHEREOF, I have hereunto

                                        subscribed my name and caused my seal of

                                        office to be affixed to these presents

                                        at the Treasury Department in the City

                                        of Washington and District of Columbia,

                                        the Monday, February 04, 2002

                                        /s/ John D. Hawke, Jr.

                                        Comptroller of the Currency

                            CERTIFICATE OF AMENDMENT

                                       OF

                             ARTICLES OF ASSOCIATION

                                       OF

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                  I, David Abramson, certify that:

                  1. I am the duly elected Secretary of Bankers Trust Company of

California, N.A.

                  2. On January 17, 1992, at a special meeting of the

Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of

Bankers Trust Company of California, N.A. was adopted:

                  RESOLVED, that Bankers Trust Holdings, Inc. the sole

                  shareholder of Bankers Trust Company of California, N.A.

                  ("BTCal"), hereby approves of the amendment to the first

                  paragraph of Articles FIFTH of the Articles of Association of

                  BTCal, to read as follows:

                           The authorized amount of capital stock of this

                           Association shall be 500,00 shares of common stock of

                           the par value of One Hundred Dollars and no cents

                           ($100.00) each; but said capital stock may be

                           increased or decreased from time to time, in

                           accordance with the provisions of the laws of the

                           United states.

Article FIFTH of the Articles of Association of Bankers Trust Company of

California, N.A. is restated in entirety, as follows:

                                    The authorized amount of capital stock of

                  this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00)

                  each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                                    No holder of shares of the capital stock of

                  any class of the Association shall have any pre-emptive or preferen- tial right of subscription to any shares of any

                  class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscrip

                  -tion thereto other than such, if any, as the Board of

                  Directors, in its discretion may from time to time deter- ine and at such price as the Board of Directors may from time to time fix.

                                    If the capital stock is increased by a stock

                  dividend, each shareholder shall be entitled to his/her

                  proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                                    The Association, at any time and from time

                  to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

                           3. The foregoing amendment of the Articles of

                  Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7,

                  1992.

                           4. The Resolution and Amendment set forth above has

                  not been modified or rescinded and is in full force and

                  effect.

                           IN WITNESS WHEREOF, I have set my hand and the seal

                  of this Association this 22nd day of January, 1992.

                                         /s/ DAVID ABRAMSON

                                         -------------------

                                         David Abramson

                                         Secretary

                                          DATE ACCEPTED: FEBRUARY 10, 1992

                                                       /s/ JOHN C. BEERS

                                                BY:    John C. Beers

                                                Acting Director for Analysis

                                                Western District

                         BT TRUST COMPANY OF CALIFORNIA,

                              NATIONAL ASSOCIATION

                           I, DAVID ABRAMSON, certify that:

                           I am the duly constituted Secretary of BT Trust

                           Company of California, National Association, and as

                           such officer I am the official custodian of its

                           records; and that the following is a true and correct

                           copy of a resolution of the Association's

                           Shareholders, and such resolution is now lawfully in

                           force and effect:

                           RESOLVED, that the amendment of the First Article of

                           Association is hereby approved, shall be effective

                           immediately, and shall read as follows:

                           FIRST:   The title of this Association shall be

                           "Bankers Trust Company of California, National

                           Association.

                  And that the following is a true and correct copy of a

                  resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

                           RESOLVED, that the amendment of the title of the

                           Association's By-Laws to read "Bankers Trust Company

                           of California, National Association", is hereby

                           approved.

                  Dated: MARCH 20, 1987

                                                        /s/ DAVID ABRAMSON

                                                        ------------------

                                                        Secretary

                                    EXHIBIT A

                                                                Filed

                                                     Comptroller of The Currency

                                                        Northeastern District

                                                          Date FEB 13 1986

              BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                             ARTICLES OF ASSOCIATION

         For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

                  FIRST: The title of this Association shall be "BT Trust

Company of California, National Association".

                  SECOND: The main office of the Association shall be in the

City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

                  THIRD: The Board of Directors of this Association shall

consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of

Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason,

including an increase in the number thereof, may be filled by action of the

Board of Directors.

                  FOURTH: The annual meeting of the shareholders for the

election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the

Board of Directors.

                  Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors.

Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency,

Washington, D.C., not less than 14 days nor more than

                                       -2-

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the

President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the

Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

                  FIFTH: The authorized amount of capital stock of this

Association shall be 5,000 shares of common stock of the par value of One

Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                  No holder of shares of the capital stock of any class of the

Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association,

issued, or sold, nor any right of subscription thereto other than such, if any,

as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

                  If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                  The Association, at any time and from time to time, may

authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

                                       -3-

                  SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the

Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

                  The Board of Directors shall have the power to define the

duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

                  SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the

  Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

                  EIGHTH: The corporate existence of this Association shall

continue until terminated in accordance with the laws of the United States.

                  NINTH: The Board of Directors of this Association, or any

three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

                                       -4-

                  TENTH: Any person, his/her heirs, executors or administrators,

may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim,

action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director,

officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided,

however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the

Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction,

(b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that,

in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of

Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs,

executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

                  The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

                                       -5-

                  ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the

Comptroller of the Currency.

                  TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.

/s/ Peter E. Lengyel                                                   10/7/85

Peter E. Lengyel                                                       date

/s/ Harold K. Atkins                                                   10/7/85

Harold K. Atkins                                                       date

/s/ John L. Murphy                                                     10/7/85

John L. Murphy                                                         date

/s/ Allan C. Martin                                                    10/7/85

Allan C. Martin                                                        date

/s/ Rein Lumi                                                          10/7/85

Rein Lumi                                                              date

/s/ Gerard P. Hourihan                                                 10/7/85

Gerard P. Hourihan                                                     date

State of New York

County of New York

                  Before the undersigned, a Notary Public of the State of New

York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October,

1985.

                                                            /s/ David Abramson

                                                                 Notary Public

                                                                  DAVID ABRAMSON

                                               Notary Public, State of New York

                                                                 No. 60-0007785

                                              Commission Expires March 30, 1987

State of New York

County of New York

                  Before the undersigned, a Notary Public of the State of New

York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October,

1985.

                                                            /s/ David Abramson

                                                                 Notary Public

                                                                 DAVID ABRAMSON

                                               Notary Public, State of New York

                                                                 No. 60-0007785

                                              Commission Expires March 30, 1987

State of New York

County of New York

                  Before the undersigned, a Notary Public of the State of New

York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October,

1985.

                                                            /s/ David Abramson

                                                                 Notary Public

                                                                 DAVID ABRAMSON

                                               Notary Public, State of New York

                                                                 No. 60-0007785

                                              Commission Expires March 30, 1987

State of New York

County of New York

                  Before the undersigned, a Notary Public of the State of New

York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October,

1985.

                                                            /s/ David Abramson

                                                                 Notary Public

                                                                 DAVID ABRAMSON

                                               Notary Public, State of New York

                                                                 No. 60-0007785

                                              Commission Expires March 30, 1987

State of New York

County of New York

                  Before the undersigned, a Notary Public of the State of New

York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October,

1985.

                                                            /s/ David Abramson

                                                                 Notary Public

                                                                 DAVID ABRAMSON

                                               Notary Public, State of New York

                                                                 No. 60-0007785

                                              Commission Expires March 30, 1987

State of New York

County of New York

                  Before the undersigned, a Notary Public of the State of New

York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October,

1985.

                                                            /s/ David Abramson

                                                                 Notary Public

                                                                 DAVID ABRAMSON

                                               Notary Public, State of New York

                                                                 No. 60-0007785

                                              Commission Expires March 30, 1987

                                    EXHIBIT B

Comptroller of the Currency

Administrator of National Banks

Attn:  Licensing Unit

50 Fremont Street, Suite 3900

San Francisco, CA 94105

(415) 545-5930, FAX (415) 442-5315

April 4, 2002

Sandra L. West

Assistant Secretary

C/o Deutsche Bank

31 West 52nd Street-M/S NYC09-0810

New York, NY  10019

Re:      TITLE CHANGE

         Bankers Trust Company of California, N.A.

         Los Angeles, California

         Charter No. 18608

Dear Ms. West:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of

Association of Bankers Trust Company of California, National Association. The

OCC will update their records to reflect that as of April 15, 2002, the Title of

Bankers Trust Company of California, National Association, Charter Number 18608

will change to Deutsche Bank National Trust Company.

The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC

is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,

/s/ James A. Bundy

James A. Bundy

Licensing Manager

Enclosure

                      BANKERS TRUST COMPANY OF CALIFORNIA,

                              NATIONAL ASSOCIATION

         I, DAVID ABRAMSON, certify that:

         1. I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California),

and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:

         RESOLVED, that the Association is hereby authorized to amend the First

         Article of Association read as follows:

                           FIRST: The title of this Association shall be

                           "Deutsche Bank National Trust Company."

         FURTHER RESOLVED, that the effective date of the amendment of the First

         Article of Association shall be April 15, 2002.

         2. The following is a true and correct copy of a resolution of the

Association's Board of Directors, and such resolution is now lawfully in force and effect:

         RESOLVED, that the amendment of the First Article of Association to change the title of the Association "Deutsche Bank National Trust

         Company" is hereby approved, effective April 15, 2002.

         3. The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California,

National Association on March 21, 2002.

         4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

         IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.

                                                         /s/ DAVID ABRAMSON

                                                         ------------------

                                                         Secretary

State of New York )

                           ) ss.:

County of New York)

On the 27th day of March in the year 2002 before me, the undersigned, a Notary

Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;

/s/ SANDRA L. WEST

    ---------------

Notary Public

                                 Sandra L. West

                        Notary Public, State of New York

                                 No. 01WE4942401

                          Qualified in New York County

                      Commission Expires September 19, 2002

Office of the Comptroller of the Currency

Accepted by: /s/ JAMES A. BUNDY

James A. Bundy, Licensing Manager

Date: 4/4/03

Comptroller of the Currency

Administrator of National Banks

Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1.       The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession,

         custody and control of all records pertaining to the chartering,

         regulation and supervision of all National Banking Associations.

2.       Effective April 15, 2002, the title of "Bankers Trust Company of

         California, National Association," Los Angeles, California, (Charter

         No. 18608), was changed to "Deutsche Bank National Trust Company," Los

         Angeles, California, (Charter No. 18608).

                    IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and

                    District of Columbia, this 17th day of May, 2002.

                                               /s/ JOHN D. HAWKE, JR.

                                                   ------------------

                                               Comptroller of the Currency

                                                 Deutsche Bank

Office of the Secretary            OCC           Bankers Trust Corporation

                               Mar 29 2002       31 West 52nd Street, NYC09-0810

Sandra L. West              Western District     New York, NY 10019

Assistant Secretary                              Tel 212 469-8174

                                                 Fax 646-324-9056

                                                 sandra.l.west@db.com

March 28, 2002

Mr. James A. Bundy, Licensing Manager

Office of the Comptroller of the Currency

Western District Office

50 Femont Street

Suite 3900

San Francisco, CA 94105-2292

Dear Mr. Bundy:

Re:     Bankers Trust Company of California, National Association (Charter

        No. 18608)

Please be advised that the Board of Directors and sole shareholder of Bankers

Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:

         From:  Bankers Trust Company of California, National Association

         To:    Deutsche Bank National Trust Company

Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.

The Association, whose principal office is located at 300 South Grand Avenue,

Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.

From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers

Trust Corporation) ("Bankers Trust"). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange ("NYSE") and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche

Bank brand has increased significantly. Management now deems

Mr. James A. Bundy

March 28, 2002

it in the best interests of the firm at this time to consolidate all of the

U.S.-based businesses under the global Deutsche Bank brand.

Thank you for your consideration in this matter.

Please direct any questions or problems regarding this application to the undersigned, as follows:

                  c/o Deutsche Bank

                  31 West 52nd Street - M/S NYC09-0810

                  New York, NY 10019

                  Phone:  (212) 469-8174

                  Fax:  (646) 324-9056

                                                Sincerely yours,

                                                BANKERS TRUST CORPORATION

                                                By: /s/ SANDRA L. WEST

                                                        ---------------

                                                        Sandra L. West

                                                        Assistant Secretary

enclosures

cc:      Joseph Marcy, OCC Lead Trust Examiner

         Foy B. Hester, Vice President and Controller

         Bankers Trust Company of California, N.A,

         David Abramson, Secretary and Counsel

         Bankers Trust Company of California, N.A.

                                                                      Exhibit 2

Comptroller of the Currency

Administrator of National Banks

Washington, D.C.  20219

                       CERTIFICATE OF CORPORATE EXISTENCE

I, John C. Dugan, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq.,

as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking

Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No.

18608) is a National Banking Association formed under the laws of the United

States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District

                  of Columbia, this February 6, 2007.

                  /s/ John C. Dugan

                  Comptroller of the Currency

                                                                     Exhibit 3

Comptroller of the Currency

Administrator of National Banks

Washington, D.C.  20219

                         Certificate of Fiduciary Powers

I, John C. Dugan, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq.,

as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking

Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No.

18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of

Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this

Certificate.

                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District

                  of Columbia, this February 6, 2007.

                                                  /s/ John C. Dugan

                                                  Comptroller of the Currency

                                                                      Exhibit 4

           BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                                    BY-LAWS

                                   ARTICLE I

Meetings of Shareholders

                  Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third

Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of

Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

                  Section 1.2. Special Meetings. Except as otherwise

specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent

(25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

                  Section 1.3. Nominations for Director. Nominations for

election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

                                        1

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington,

D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the

Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder.

Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions,

the vote tellers may disregard all votes cast for each such nominee.

                  Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting.

Proxies shall be dated and shall be filed with the records of the meeting.

                  Section 1.5 Quorum. A majority of the outstanding capital

stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the

                                        2

meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of

Association.

                                   ARTICLE II

                                    Directors

                  Section 2.1. Board of Directors. The board of

directors(hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

                  Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

                  Section 2.3 Organization Meeting. The Secretary, upon

receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter

                                        3

as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

                  Section 2.4. Regular Meetings. Regular Meetings of the Board

of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors.

Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

                  Section 2.5 Special Meetings. Special meetings of the Board of

Directors may be called by the Chairperson or President of the Association, or

at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

                  Section 2.6 Quorum. A majority of the directors shall

constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time , and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time,

shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

                  Section 2.7. Vacancies. When any vacancy occurs among the

directors, the remaining members of the Board, in accordance with the laws of the United States, may

                                       4

appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

                                   ARTICLE III

                             Committees of the Board

                  Section 3.1. Examining Committee. There shall be an Examining

Committee appointed annually by the Board which shall consist of two directors,

who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the

Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the

Board such other matters as it deems advisable with respect to the Association,

its various departments and the conduct of its operations.

                  In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the

Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association,

including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and

                                        5

the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

                  Section 3.2. Investment Committee. There shall be an

investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the

Board.

                  Section 3.3. Other Committees. The Board of Directors may

appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                   ARTICLE IV

                             Officers and Employees

                  Section 4.1. Chairperson of the Board. The Board of Directors

shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of

Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers,

as well as the specific powers conferred by these By-Laws; shall

                                        6

also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

                  Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the

Chairperson, the President shall preside at any meeting of the Board. The

President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice,

to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

                  Section 4.3. Vice President. The Board of Directors shall

appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President,

to perform all the duties of the President.

                  Section 4.4. Secretary. The Board of Directors shall appoint a

Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given;

shall be custodian of the corporate seal, records, documents and papers of the

Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the

Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

         Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or

                                       7

more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of

Directors to be required or desirable to transact the business of the

Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or

the President.

                  Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the

  Board of Directors.

                                    ARTICLE V

                                Trust Department

                  Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

                  Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the

                                        8

Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

                  Section 5.3. Trust Investment Committee. There shall be a

trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities,

review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

                  Section 5.4. Trust Audit Committee. The Board of Directors

shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust

Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations,

Section 9, and sound fiduciary principles.

                  Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

                                        9

                  Section 5.6. Trust Investments. Funds held in a fiduciary

capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.

                                   ARTICLE VI

                           Stock and Stock Certificate

                  Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

                  Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the

Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an

Authorized Officer, and the seal of the Association shall be engraved thereon.

Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                       10

                                   ARTICLE VII

                                 Corporate Seal

                  The President, the Cashier, the Secretary or any Assistant

Cashier or Assistant Secretary, or other officer thereunto designated by the

Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                  (Impression)

                                     ( of )

                                    ( Seal )

                                  ARTICLE VIII

                            Miscellaneous Provisions

                  Section 8.1. Fiscal Year. The Fiscal Year of the Association

shall be the calendar year.

                  Section 8.2. Execution of Instruments. All agreements,

indentures, mortgages, deeds, conveyances, transfers, certificates,

declarations, receipts, discharges, releases, satisfactions, settlements,

petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified,

delivered or accepted in behalf of the Association by the Chairperson of the

Board, or the President, or any Vice President, or the Secretary, or the

Cashier, or, if in connection with exercise of fiduciary powers of the

Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of

                                       11

Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

                  Section 8.3. Records. The Articles of Association, the By-Laws

and the proceedings of all meetings of the shareholders, the Board of Directors,

and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

                                   ARTICLE IX

                                     By-Laws

                  Section 9.1. Inspection. A copy of the By-Laws, with all

amendments thereto, shall at all times be kept in a convenient place at the Main

Office of the Association, and shall be open for inspection to all shareholders,

during banking hours.

                  Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                                       12

Exhibit 6

CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-H2, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

June 13, 2007

Deutsche Bank National Trust Company

By:       /s/ Ronaldo Reyes

            Ronaldo Reyes, Vice President

                                                                      Exhibit 7

Institution Name;Deutsche Bank National Trust Company

Institution Address;300 SOUTH GRAND AVENUE,  41ST FLOOR

;LOS ANGELES;CA;90071

Certificate Number;26732

Selected Form;CALL 41

Selected Report Date;12/31/2006

SELECTED DENAME;SELECTED MDRM NUMBER ;DENAME VALUE ; FFIEC ITEM DESCRIPTION

                   ;          ;                                                    ; Consolidated Report of Condition for Insured Commercial and State Chartered Savings Banks

                   ;          ;                                                    ; All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

                   ;          ;                                                    ; Schedule RC Balance Sheet

                   ;          ;                                                    ; Dollar Amounts in Thousands

                   ;          ;                                                    ; ASSETS

                   ;          ;                                                    ; 1. Cash and balances due from depository institutions (from Schedule RC A)

NONINTBAL          ; RCON0081 ; 864                                                ; 1.a. Noninterest bearing balances and currency and coin*

INTBAL             ; RCON0071 ; 57000                                              ; 1.b. Interest bearing balances**

                   ;          ;                                                    ; 2. Securities

SECURHTM           ; RCON1754 ; 0                                                  ; 2.a. Held to maturity securities (from Schedule RC B, column A)

SECURAFS           ; RCON1773 ; 86802                                              ; 2.b. Available for sale securities (from Schedule RC B, column D)

                   ;          ;                                                    ; 3. Federal funds sold and securities purchased under agreements to resell

FFSDOM1D           ; RCONB987 ; 0                                                  ; 3.a. Federal funds sold

SPURDF             ; RCONB989 ; 0                                                  ; 3.b. Securities purchased under agreements to resell***

                   ;          ;                                                    ; 4. Loans and lease financing receivables (from Schedule RC C)

SALELNLSE          ; RCON5369 ; 0                                                  ; 4.a. Loans and leases held for sale

LOANLSENUI         ; RCONB528 ; 0                                                  ; 4.b. Loans and leases, net of unearned income

RESLOANS           ; RCON3123 ; 0                                                  ; 4.c. LESS: Allowance for loan and lease losses

LOANLSENET         ; RCONB529 ; 0                                                  ; 4.d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)

TRADEAST           ; RCON3545 ; 0                                                  ; 5. Trading assets (from Schedule RC D)

BKPRMFF            ; RCON2145 ; 3683                                               ; 6. Premises and fixed assets (including capitalized leases)

RE                 ; RCON2150 ; 0                                                  ; 7. Other real estate owned (from Schedule RC M)

INVSUB             ; RCON2130 ; 0                                                  ; 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC M)

                   ;          ;                                                    ; 9. Not applicable

                   ;          ;                                                    ; 10. Intangible assets

GOODWILL           ; RCON3163 ; 0                                                  ; 10.a. Goodwill

OTHINGASET         ; RCON0426 ; 0                                                  ; 10.b. Other intangible assets (from Schedule RC M)

OASSETS            ; RCON2160 ; 26612                                              ; 11. Other assets (from Schedule RC F)

ASSETS             ; RCON2170 ; 174961                                             ; 12. Total assets (sum of items 1 through 11)

                   ;          ;                                                    ; LIABILITIES

                   ;          ;                                                    ; 13. Deposits

DEPOSITS           ; RCON2200 ; 0                                                  ; 13.a. In domestic offices (sum of totals of columns A and C from Schedule RC E)

NONINTDEP          ; RCON6631 ; 0                                                  ; 13.a.(1) Noninterest bearing****

INTBEARDEP         ; RCON6636 ; 0                                                  ; 13.a.(2) Interest bearing

                   ;          ;                                                    ; 13.b. Not applicable

                   ;          ;                                                    ; 14. Federal funds purchased and securities sold under agreements to repurchase

FFPDOMO            ; RCONB993 ; 0                                                  ; 14.a. Federal funds purchased*****

SSOLDDF            ; RCONB995 ; 0                                                  ; 14.b. Securities sold under agreements to repurchase******

TRADELIAB          ; RCON3548 ; 0                                                  ; 15. Trading liabilities (from Schedule RC D)

OTHBMONEY          ; RCON3190 ; 0                                                  ; 16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC M)

                   ;          ;                                                    ; 17. and 18. Not applicable

SUBND              ; RCON3200 ; 0                                                  ; 19. Subordinated notes and debentures*******

OLIAB              ; RCON2930 ; 47185                                              ; 20. Other liabilities (from Schedule RC G)

LIABIL             ; RCON2948 ; 47185                                              ; 21. Total liabilities (sum of items 13 through 20)

OLMINOR            ; RCON3000 ; 0                                                  ; 22. Minority interest in consolidated subsidiaries

                   ;          ;                                                    ; EQUITY CAPITAL

PERPPFDSTK         ; RCON3838 ; 0                                                  ; 23. Perpetual preferred stock and related surplus

COMPAR             ; RCON3230 ; 50000                                              ; 24. Common stock

SURPLUS            ; RCON3839 ; 50000                                              ; 25. Surplus (exclude all surplus related to preferred stock)

UNDIVDAGG          ; RCON3632 ; 27771                                              ; 26.a. Retained earnings

ACCOMINC           ; RCONB530 ; 5                                                  ; 26.b. Accumulated other comprehensive income********

OTHEQCAP           ; RCONA130 ; 0                                                  ; 27. Other equity capital components*********

CAPITAL            ; RCON3210 ; 127776                                             ; 28. Total equity capital (sum of items 23 through 27)

TOTLICAP           ; RCON3300 ; 174961                                             ; 29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)

                   ;          ;                                                    ; Memorandum

                   ;          ;                                                    ; To be reported with the March Report of Condition.

AUDIT_C            ; RCON6724 ;  ; M.1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2005

                   ;          ;                                                    ; 1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

                   ;          ;                                                    ; 2 = Independent audit of the banks parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

                   ;          ;                                                    ; 3 = Attestation on bank management`s assertion on the effectiveness of the banks internal control over financial reporting by a certified public accounting firm

                   ;          ;                                                    ; 4 = Directors examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

                   ;          ;                                                    ; 5 = Directors examination of the bank performed by other external auditors (may be required by state chartering authority)

                   ;          ;                                                    ; 6 = Review of the banks financial statements by external auditors

                   ;          ;                                                    ; 7 = Compilation of the banks financial statements by external auditors

                   ;          ;                                                    ; 8 = Other audit procedures (excluding tax preparation work)

                   ;          ;                                                    ; 9 = No external audit work

                   ;          ;                                                    ; * Includes cash items in process of collection and unposted debits.

                   ;          ;                                                    ; ** Includes time certificates of deposit not held for trading.

                   ;          ;                                                    ; ***  Includes all securities resale agreements, regardless of maturity.

                   ;          ;                                                    ; ****  Includes total demand deposits and noninterest bearing time and savings deposits.

                   ;          ;                                                    ; ***** Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."

                   ;          ;                                                    ; ****** Includes all securities repurchase agreements, regardless of maturity.

                   ;          ;                                                    ; ******* Includes limited life preferred stock and related surplus.

                   ;          ;                                                    ; ******** Includes net unrealized holding gains (losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

                   ;          ;                                                    ; ********* Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                   ;          ;                                                    ; Schedule RC A Cash and Balances Due From Depository Institutions

                   ;          ;                                                    ; Schedule RC A is to be completed only by banks with $300 million or more in total assets. Exclude assets held for trading.

                   ;          ;                                                    ; 1. Cash items in process of collection, unposted debits, and currency and coin

CASHITM              ; RCON0020 ;  ; 1.a. Cash items in process of collection and unposted debits

COIN                      ; RCON0080 ;  ; 1.b. Currency and coin

                   ;          ;                                                    ; 2. Balances due from depository institutions in the U.S.

BALUSFOR            ; RCON0083 ;  ; 2.a. U.S. branches and agencies of foreign banks

BALUSUS              ; RCON0085 ;  ; 2.b. Other commercial banks in the U.S. and other depository institutions in the U.S.

                   ;          ;                                                    ; 3. Balances due from banks in foreign countries and foreign central banks

BALFORUS            ; RCON0073 ;  ; 3.a. Foreign branches of other U.S. banks

BALFORNUS          ; RCON0074 ;  ; 3.b. Other banks in foreign countries and foreign central banks

FEDRES                ; RCON0090 ;  ; 4. Balances due from Federal Reserve Banks

TOTCASH             ; RCON0010 ; 57864                                              ; 5.Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)

                   ;          ;                                                    ; Schedule RC B Securities

                   ;          ;                                                    ; Exclude assets held for trading

USTRESHAM         ; RCON0211 ; 0                                                  ; 1. U.S. Treasury securities ((Held to maturity) (Column A) Amortized Cost)

USTRESHFV          ; RCON0213 ; 0                                                  ; 1. U.S. Treasury securities ((Held to maturity) (Column B) Fair Value)

USTRESAAM         ; RCON1286 ; 20469                                              ; 1. U.S. Treasury securities ((Available for sale) (Column C) Amortized Cost)

USTRESAFV          ; RCON1287 ; 20473                                              ; 1. U.S. Treasury securities ((Available for sale) (Column D) Fair Value)

                   ;           ;                                                    ; 2. U.S. Government agency obligations (exclude mortgage backed securities)

ISSBYUSHAM         ; RCON1289 ; 0                                                  ; 2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column A) Amortized Cost)

ISSBYUSHFV          ; RCON1290 ; 0                                                  ; 2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column B) Fair Value)

ISSBYUSAAM         ; RCON1291 ; 0                                                  ; 2.a. Issued by U.S. Government agencies* ((Available for sale) (Column C) Amortized Cost)

ISSBYUSAFV          ; RCON1293 ; 0                                                  ; 2.a. Issued by U.S. Government agencies* ((Available for sale) (Column D) Fair Value)

ISSBYAGHAM         ; RCON1294 ; 0                                                  ; 2.b. Issued by U.S. Government sponsored agencies** ((Held to maturity) (Column A) Amortized Cost)

ISSBYAGHFV          ; RCON1295 ; 0                                                  ; 2.b. Issued by U.S. Government sponsored agencies** ((Held to maturity) (Column B) Fair Value)

ISSBYAGAAM         ; RCON1297 ; 65498                                              ; 2.b. Issued by U.S. Government sponsored agencies** ((Available for sale) (Column C) Amortized Cost)

ISSBYAGAFV          ; RCON1298 ; 65502                                              ; 2.b. Issued by U.S. Government sponsored agencies** ((Available for sale) (Column D) Fair Value)

SECSPSHAM          ; RCON8496 ; 0                                                  ; 3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity) (Column A) Amortized Cost)

SECSPSHFV           ; RCON8497 ; 0                                                  ; 3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity) (Column B) Fair Value)

SECSPSAAM          ; RCON8498 ; 0                                                  ; 3. Securities issued by states and political subdivisions in the U.S. ((Available for sale) (Column C) Amortized Cost)

SECSPSAFV           ; RCON8499 ; 0                                                  ; 3. Securities issued by states and political subdivisions in the U.S. ((Available for sale) (Column D) Fair Value)

                   ;            ;                                                    ; 4. Mortgage backed securities (MBS)

                   ;            ;                                                    ; 4.a. Pass-through securities

PASSGTYHAM        ; RCON1698 ; 0                                                  ; 4.a.(1) Guaranteed by GNMA ((Held to maturity) (Column A) Amortized Cost)

PASSGTYHFV         ; RCON1699 ; 0                                                  ; 4.a.(1) Guaranteed by GNMA ((Held to maturity) (Column B) Fair Value)

PASSGTYAAM        ; RCON1701 ; 0                                                  ; 4.a.(1) Guaranteed by GNMA ((Available for sale) (Column C) Amortized Cost)

PASSGTYAFV         ; RCON1702 ; 0                                                  ; 4.a.(1) Guaranteed by GNMA ((Available for sale) (Column D) Fair Value)

PASSISSHAM          ; RCON1703 ; 0                                                  ; 4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column A) Amortized Cost)

PASSISSHFV           ; RCON1705 ; 0                                                  ; 4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column B) Fair Value)

PASSISSAAM          ; RCON1706 ; 0                                                  ; 4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column C) Amortized Cost)

PASSISSAFV           ; RCON1707 ; 0                                                  ; 4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column D) Fair Value)

PASSPVTHAM         ; RCON1709 ; 0                                                  ; 4.a.(3) Other pass through securities ((Held to maturity) (Column A) Amortized Cost)

PASSPVTHFV          ; RCON1710 ; 0                                                  ; 4.a.(3) Other pass through securities ((Held to maturity) (Column B) Fair Value)

PASSPVTAAM         ; RCON1711 ; 0                                                  ; 4.a.(3) Other pass through securities ((Available for sale) (Column C) Amortized Cost)

PASSPVTAFV         ; RCON1713 ; 0                                                  ; 4.a.(3) Other pass through securities ((Available for sale) (Column D) Fair Value)

                   ;             ;                                                    ; 4.b. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS)

CMOISSHAM           ; RCON1714 ; 0                                                  ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column A) Amortized Cost)

CMOISSHFV            ; RCON1715 ; 0                                                  ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column B) Fair Value)

CMOISSAAM           ; RCON1716 ; 0                                                  ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column C) Amortized Cost)

CMOISSAFV            ; RCON1717 ; 0                                                  ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column D) Fair Value)

CMOCOLHAM          ; RCON1718 ; 0                                                  ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column A) Amortized Cost)

CMOCOLHFV           ; RCON1719 ; 0                                                  ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column B) Fair Value)

CMOCOLAAM          ; RCON1731 ; 0                                                  ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column C) Amortized Cost)

CMOCOLAFV           ; RCON1732 ; 0                                                  ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column D) Fair Value)

CMOPVTHAM          ; RCON1733 ; 0                                                  ; 4.b.(3) All other mortgage backed securities ((Held to maturity) (Column A) Amortized Cost)

CMOPVTHFV           ; RCON1734 ; 0                                                  ; 4.b.(3) All other mortgage backed securities ((Held to maturity) (Column B) Fair Value)

CMOPVTAAM          ; RCON1735 ; 0                                                  ; 4.b.(3) All other mortgage backed securities ((Available for sale) (Column C) Amortized Cost)

CMOPVTAFV           ; RCON1736 ; 0                                                  ; 4.b.(3) All other mortgage backed securities ((Available for sale) (Column D) Fair Value)

CALLC026               ; RCONC026 ; 0                                                  ; 5. Asset backed securities (ABS) ((Held-to-maturity(Column A) Amortized Cost)

CALLC988               ; RCONC988 ; 0                                                  ; 5. Asset backed securities (ABS) ((Held-to-maturity (Column B) Fair Value)

CALLC989               ; RCONC989 ; 0                                                  ; 5. Asset backed securities (ABS) ((Available-for-sale (Column C) Amortized Cost)

CALLC027               ; RCONC027 ; 0                                                  ; 5. Asset backed securities (ABS) ((Available-for-sale (Column D) Fair Value)

                   ;            ;                                                    ; 6. Other debt securities

ODOMDBTHAM       ; RCON1737 ; 0                                                  ; 6.a. Other domestic debt securities ((Held to maturity) (Column A) Amortized Cost)

ODOMDBTHFV        ; RCON1738 ; 0                                                  ; 6.a. Other domestic debt securities ((Held to maturity) (Column B) Fair Value)

ODOMDBTAAM       ; RCON1739 ; 0                                                  ; 6.a. Other domestic debt securities ((Available for sale) (Column C) Amortized Cost)

ODOMDBTAFV        ; RCON1741 ; 0                                                  ; 6.a. Other domestic debt securities ((Available for sale) (Column D) Fair Value)

FORDBTHAM           ; RCON1742 ; 0                                                  ; 6.b. Foreign debt securities ((Held to maturity) (Column A) Amortized Cost)

FORDBTHFV            ; RCON1743 ; 0                                                  ; 6.b. Foreign debt securities ((Held to maturity) (Column B) Fair Value)

FORDBTAAM           ; RCON1744 ; 0                                                  ; 6.b. Foreign debt securities ((Available for sale) (Column C) Amortized Cost)

FORDBTAFV            ; RCON1746 ; 0                                                  ; 6.b. Foreign debt securities ((Available for sale) (Column D) Fair Value)

EQFVMUTAAM        ; RCONA510 ; 827                                                ; 7. Investments in mutual funds and other equity securities with readily determinable fair values*** ((Available for sale) (Column C) Amortized Cost)

EQFVMUTAFV         ; RCONA511 ; 827                                                ; 7. Investments in mutual funds and other equity securities with readily determinable fair values***((Available for sale) (Column D) Fair Value)

TOTHTMAMRT        ; RCON1754 ; 0                                                  ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a) (total of column D must equal Schedule RC, item 2.b) ((Held to maturity) (Column A) Amortized Cost)

TOTHTMFVAL         ; RCON1771 ; 0                                                  ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a) (total of column D must equal Schedule RC, item 2.b) ((Held to maturity) (Column B) (Column B) Fair Value)

TOTAFSAMRT         ; RCON1772 ; 86794                                              ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a) (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column C) Amortized Cost)

TOTAFSFVAL          ; RCON1773 ; 86802                                              ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a) (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column D) Fair Value)

                   ;             ;                                                    ; Memoranda

SECPLEDGED          ; RCON0416 ; 590                                                ; M.1. Pledged securities****

                   ;             ;                                                    ; M.2. Maturity and repricing data for debt securities****,***** (excluding those in nonaccrual status)

                   ;             ;                                                    ; M.2.a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S., other non mortgage debt securities, and mortgage pass through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of ***,****

NMTGDBT3LES      ; RCONA549 ; 27896                                              ; M.2.a.(1) Three months or less

NMTGDBT3_12       ; RCONA550 ; 38304                                              ; M.2.a.(2) Over three months through 12 months

NMTGDBT1_3         ; RCONA551 ; 19775                                              ; M.2.a.(3) Over one year through three years

NMTGDBT3_5         ; RCONA552 ; 0                                                  ; M.2.a.(4) Over three years through five years

NMTGDBT5_15       ; RCONA553 ; 0                                                  ; M.2.a.(5) Over five years through 15 years

NMTGDBTOV15      ; RCONA554 ; 0                                                  ; M.2.a.(6) Over 15 years

                   ;            ;                                                    ; M.2.b. Mortgage pass through securities backed by closed end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:******,********

MTGPASS3LES      ; RCONA555 ; 0                                                  ; M.2.b.(1) Three months or less

MTGPASS3_12       ; RCONA556 ; 0                                                  ; M.2.b.(2) Over three months through 12 months

MTGPASS1_3         ; RCONA557 ; 0                                                  ; M.2.b.(3) Over one year through three years

MTGPASS3_5         ; RCONA558 ; 0                                                  ; M.2.b.(4) Over three years through five years

MTGPASS5_15       ; RCONA559 ; 0                                                  ; M.2.b.(5) Over five years through 15 years

MTGPASSOV15      ; RCONA560 ; 0                                                  ; M.2.b.(6) Over 15 years

                   ;            ;                                                    ; M.2.c. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS, exclude mortgage pass through securities) with an expected average life of:*********

OTHMBS3LES         ; RCONA561 ; 0                                                  ; M.2.c.(1) Three years or less

OTHMBSOVR3        ; RCONA562 ; 0                                                  ; M.2.c.(2) Over three years

DBTSECLT1            ; RCONA248 ; 66200                                              ; M.2.d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)

AMRTRANSEC         ; RCON1778 ; 0                                                  ; M.3. Amortized cost of held to maturity securities sold or transferred to available for sale or trading securities during the calendar year to date (report the amortized cost at date of sale or transfer)

                   ;            ;                                                    ; M.4. Structured notes (included in the held to maturity and available for sale accounts in Schedule RC B, items 2, 3, 5, and 6)

STRUNOTEAM        ; RCON8782 ; 0                                                  ; M.4.a. Amortized cost

STRUNOTEFV         ; RCON8783 ; 0                                                  ; M.4.b. Fair value

                   ;            ;                                                    ; Memorandaum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets.**********

                   ;            ;                                                    ; M.5. Asset-backed securities (ABS)(for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC B, item 5):

CRCDRCVHAM        ; RCONB838 ; 0                                                  ; M.5.a. Credit card receivables ((Held to maturity) (Column A) Amortized Cost)

CRCDRCVHFV         ; RCONB839 ; 0                                                  ; M.5.a. Credit card receivables ((Held to maturity) (Column B) Fair Value)

CRCDRCVAAM        ; RCONB840 ; 0                                                  ; M.5.a. Credit card receivables ((Available for sale) (Column C) Amortized Cost)

CRCDRCVAFV         ; RCONB841 ; 0                                                  ; M.5.a. Credit card receivables ((Available for sale) (Column D) Fair Value)

HEQLHAM               ; RCONB842 ; 0                                                  ; M.5.b. Home equity lines ((Held to maturity) (Column A) Amortized Cost)

HEQLHFV                ; RCONB843 ; 0                                                  ; M.5.b. Home equity lines ((Held to maturity) (Column B) Fair Value)

HEQLAAM               ; RCONB844 ; 0                                                  ; M.5.b. Home equity lines ((Available for sale) (Column C) Amortized Cost)

HEQLAFV                ; RCONB845 ; 0                                                  ; M.5.b. Home equity lines ((Available for sale) (Column D) Fair Value)

AUTOLHAM             ; RCONB846 ; 0                                                  ; M.5.c. Automobile loans ((Held to maturity) (Column A) Amortized Cost)

AUTOLHFV              ; RCONB847 ; 0                                                  ; M.5.c. Automobile loans ((Held to maturity) (Column B) Fair Value)

AUTOLAAM             ; RCONB848 ; 0                                                  ; M.5.c. Automobile loans ((Available for sale) (Column C) Amortized Cost)

AUTOLAFV              ; RCONB849 ; 0                                                  ; M.5.c. Automobile loans ((Available for sale) (Column D) Fair Value)

CONSLNHAM           ; RCONB850 ; 0                                                  ; M.5.d. Other consumer loans ((Held to maturity) (Column A) Amortized Cost)

CONSLNHFV            ; RCONB851 ; 0                                                  ; M.5.d. Other consumer loans ((Held to maturity) (Column B) Fair Value)

CONSLNAAM           ; RCONB852 ; 0                                                  ; M.5.d. Other consumer loans ((Available for sale) (Column C) Amortized Cost)

CONSLNAFV            ; RCONB853 ; 0                                                  ; M.5.d. Other consumer loans ((Available for sale) (Column D) Fair Value)

CIABSHAM               ; RCONB854 ; 0                                                  ; M.5.e. Commercial and industrial loans ((Held to maturity) (Column A) Amortized Cost)

CIABSHFV                ; RCONB855 ; 0                                                  ; M.5.e. Commercial and industrial loans ((Held to maturity) (Column B) Fair Value)

CIABSAAM               ; RCONB856 ; 0                                                  ; M.5.e. Commercial and industrial loans ((Available for sale) (Column C) Amortized Cost)

CIABSAFV                ; RCONB857 ; 0                                                  ; M.5.e. Commercial and industrial loans ((Available for sale) (Column D) Fair Value)

OTHABSHAM           ; RCONB858 ; 0                                                  ; M.5.f. Other ((Held to maturity) (Column A) Amortized Cost)

OTHABSHFV            ; RCONB859 ; 0                                                  ; M.5.f. Other ((Held to maturity) (Column B) Fair Value)

OTHABSAAM           ; RCONB860 ; 0                                                  ; M.5.f. Other ((Available for sale) (Column C) Amortized Cost)

OTHABSAFV            ; RCONB861 ; 0                                                  ; M.5.f. Other ((Available for sale) (Column D) Fair Value)

                   ;             ;                                                    ; * Includes Small Business Administration Guaranteed Loan Pool Certificates, U.S. Maritime Administration obligations, and Export Import Bank participation certificates.

                   ;             ;                                                    ; ** Includes obligations (other than mortgage backed securities) issued by the Farm Credit System, the Federal Home Loan banks system, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporations, the Student Loan Marketing Association, and the Tennessee Valley Authority

                   ;             ;                                                    ; *** Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers bank stock in Schedule RC F, item 4.

                   ;             ;                                                    ; **** Includes held to maturity securities at amortized cost and available for sale securities at fair value.

                   ;             ;                                                    ; ***** Exclude investments in mutual funds and other equity securities with readily determinable fair values.

                   ;             ;                                                    ; ****** Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.

                   ;             ;                                                    ; ******* Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC N, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC B, item 4.a, columns A and D.

                   ;             ;                                                    ; ******** Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass through securities backed by closed end first lien 1-4 family residential mortgages included in Schedule RC N, item 9, column C, must equal Schedule RC B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC B, item 4.a, columns A and D.

                   ;             ;                                                    ; ********* Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual Other mortgage backed securities included in Schedule RC N, item 9, column C, must equal Schedule RC B, item 4.b, sums of columns A and D.

                   ;             ;                                                    ; ********** The $1 billion asset size test is generally based on the total assets reported in the June 30, 2005, Report of Condition.

                   ;             ;                                                    ; Schedule RC C Loans and Lease Financing Receivables

                   ;             ;                                                    ; Part I. Loans and Leases

                   ;             ;                                                    ; Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule.  Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commericial paper.

                   ;             ;                                                    ; 1. Loans secured by real estate

RECONS                   ; RCON1415 ; 0                                                  ; 1.a. Construction, land development, and other land loans ((Column B) To Be Completed by All Banks)

REFARM                   ; RCON1420 ; 0                                                  ; 1.b. Secured by farmland (including farm residential and other improvements) ((Column B) To Be Completed by All Banks)

                   ;             ;                                                    ; 1.c. Secured by 1 to 4 family residential properties

RELINEOFCR           ; RCON1797 ; 0                                                  ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) To Be Completed by All Banks)

                   ;             ;                                                    ; 1.c.(2) Closed end loans secured by 1 to 4 family residential properties

REFAMFSTLN         ; RCON5367 ; 0                                                  ; 1.c.2.(a) Secured by first liens ((Column B) To Be Completed by All Banks)

REFAMJRLN            ; RCON5368 ; 0                                                  ; 1.c.2.(b) Secured by junior liens ((Column B) To Be Completed by All Banks)

REMLTAGG             ; RCON1460 ; 0                                                  ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) To Be Completed by All Banks)

RENONFARM           ; RCON1480 ; 0                                                  ; 1.e. Secured by nonfarm nonresidential properties ((Column B) To Be Completed by All Banks)

FNCOMACC             ; RCON1288 ; 0                                                  ; 2. Loans to depository institutions and acceptances of other banks ((Column B) To Be Completed by All Banks)

                   ;             ;                                                    ; 2.a. To commercial banks in the U.S. ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

COMUSBAF             ; RCONB532 ;  ; 2.a.(1) To U.S. branches and agencies of foreign banks ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

COMUSOCUS          ; RCONB533 ;  ; 2.a.(2) To other commercial banks in the U.S. ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

OTHDIUS                 ; RCONB534 ;  ; 2.b. To other depository institutions in the U.S. ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

                   ;            ;                                                    ; 2.c. To banks in foreign countries

FORBRUS                ; RCONB536 ;  ; 2.c.(1) To foreign branches of other U.S. banks ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

FOROFOR               ; RCONB537 ;  ; 2.c.(2) To other banks in foreign countries ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

FARM                      ; RCON1590 ; 0                                                  ; 3. Loans to finance agricultural production and other loans to farmers ((Column B) To Be Completed by All Banks)

CILOANS                 ; RCON1766 ; 0                                                  ; 4. Commercial and industrial loans

CILNSUS                 ; RCON1763 ;  ; 4.a. To U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

CILNSNUS               ; RCON1764 ;  ; 4.b. To non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

                   ;            ;                                                    ; 5. Not applicable

                   ;            ;                                                    ; 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)

LINDCRCD               ; RCONB538 ; 0                                                  ; 6.a. Credit cards ((Column B) To Be Completed by All Banks)

LINDRECV               ; RCONB539 ; 0                                                  ; 6.b. Other revolving credit plans ((Column B) To Be Completed by All Banks)

OTHERLNIND          ; RCON2011 ; 0                                                  ; 6.c. Other consumer loans (includes single payment, installment, and all student loans) ((Column B) To Be Completed by All Banks)

OLOANSFG             ; RCON2081 ; 0                                                  ; 7. Loans to foreign governments and official institutions (including foreign central banks) ((Column B) To Be Completed by All Banks)

STPOLLOANS         ; RCON2107 ; 0                                                  ; 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. ((Column B) To Be Completed by All Banks)

OLOANSAGG          ; RCON1563 ; 0                                                  ; 9. Other loans ((Column B) To Be Completed by All Banks)

SECLOANAGG        ; RCON1545 ;  ; 9.a. Loans for purchasing or carrying securities (secured and unsecured) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

OLOANSOTH          ; RCON1564 ;  ; 9.b. All other loans (exclude consumer loans) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

DIRLSFIN                 ; RCON2165 ; 0                                                  ; 10. Lease financing receivables (net of unearned income) ((Column B) To Be Completed by All Banks)

LEASEUS                ; RCON2182 ;  ; 10.a. Of U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

LEASENONUS         ; RCON2183 ;  ; 10.b. Of non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

UNINC                      ; RCON2123 ; 0                                                  ; 11. LESS: Any unearned income on loans reflected in items 1 through 9 above ((Column B) To Be Completed by All Banks)

TOTLNSLSE            ; RCON2122 ; 0                                                  ; 12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b) ((Column B) To Be Completed by All Banks)

                   ;             ;                                                    ; Memoranda

RESTRLOANS          ; RCON1616 ; 0                                                  ; M.1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC C, part I, and not reported as past due or nonaccrual in Schedule RC N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for household, family, and other personal expenditures)

                   ;             ;                                                    ; M.2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status)

                   ;             ;                                                    ; M.2.a. Closed end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of**,***

LNFSTLN3LES         ; RCONA564 ; 0                                                  ; M.2.a.(1) Three months or less

LNFSTLN3_12         ; RCONA565 ; 0                                                  ; M.2.a.(2) Over three months through 12 months

LNFSTLN1_3           ; RCONA566 ; 0                                                  ; M.2.a.(3) Over one year through three years

LNFSTLN3_5           ; RCONA567 ; 0                                                  ; M.2.a.(4) Over three years through five years

LNFSTLN5_15         ; RCONA568 ; 0                                                  ; M.2.a.(5) Over five years through 15 years.

LNFSTLNOV15        ; RCONA569 ; 0                                                  ; M.2.a.(6) Over 15 years

                   ;             ;                                                    ; M.2.b. All loans and leases (reported in Schedule RC C, part I, items 1 through 10, column B, above) EXCLUDING closed end loans secured by first liens on 1 to 4 family residential properties (reported in Schedule RC C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of *,***

LNLSOTH3LES        ; RCONA570 ; 0                                                  ; M.2.b.(1) Three months or less

LNLSOTH3_12         ; RCONA571 ; 0                                                  ; M.2.b.(2) Over three months through 12 months

LNLSOTH1_3           ; RCONA572 ; 0                                                  ; M.2.b.(3) Over one year through three years

LNLSOTH3_5           ; RCONA573 ; 0                                                  ; M.2.b.(4) Over three years through five years

LNLSOTH5_15         ; RCONA574 ; 0                                                  ; M.2.b.(5) Over five years through 15 years.

LNLSOTHOV15        ; RCONA575 ; 0                                                  ; M.2.b.(6) Over 15 years

LNLSLT1                  ; RCONA247 ; 0                                                  ; M.2.c. Loans and leases (reported in Schedule RC C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)

RECONSTRLN          ; RCON2746 ; 0                                                  ; M.3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC C, part I, items 4 and 9, column B*****

ADJLNFSTLN            ; RCON5370 ; 0                                                  ; M.4. Adjustable rate closed end loans secured by first liens on 1 to 4 family residential properties (included in Schedule RC C, part I, item 1.c.(2)(a), column B)

LNSRENUS               ; RCONB837 ;  ; M.5. To be completed by banks with $300 million or more in total assets*

                   ;             ;                                                    ;      Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)

                   ;             ;                                                    ; Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

OUTSCCF                ; RCONC391 ; 0                                                  ; M.6. Outstanding credit card fees and finance charges included in Schedule RC C, part I, item 6.a

                   ;            ;                                                    ; Memorandum item 7 is to be completed by all banks.

                   ;            ;                                                    ; M.7. Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale)

CALLC779               ; RCONC779 ; 0                                                  ; M.7.a. Outstanding balance

CALLC780               ; RCONC780 ; 0                                                  ; M.7.b. Carrying amount included in Schedule RC C, part I, items 1 through 9

                   ;            ;                                                    ; Part II. Loans to Small Businesses and Small Farms

                   ;            ;                                                    ; Schedule RC C, Part II is to be reported only with the June Report of Condition.

                   ;            ;                                                    ; Report the number and amount currently outstanding as of June 30 of business loans with original amounts of $1,000,000 or less and farm loans with original amounts of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit

                   ;            ;                                                    ; or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original" amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "originial amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

                   ;            ;                                                    ; Loans to Small Businesses

BUSLNSIND            ; RCON6999 ;  ; 1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks Loans secured by nonfarm nonresidential properties

                   ;            ;                                                    ; If YES, complete items 2.a and 2.b below, skip items 3 and 4,and go to item 5.

                   ;            ;                                                    ; If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b,complete items 3 and 4 below, and go to item 5.

                   ;            ;                                                    ; If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4,and go to item 5.

                   ;            ;                                                    ; 2. Report the total number of loans currently outstanding for each of the following Schedule RC C, part I, loan categories:

NONFARMNUM        ; RCON5562 ;  ; 2.a. Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (Note: Item 1.e divided by the number of loans should NOT exceed $100,000.)

CILNSUSNUM          ; RCON5563 ;  ; 2.b. Commercial and industrial loans reported in Schedule RC C, part I, item 4.6 (Note: Item 4,6 divided by the number of loans should NOT exceed $100,000.)

                   ;            ;                                                    ; 3. Number and amount currently outstanding of Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (sum of items 3.a through 3.c must be less than

NFRM100NUM         ; RCON5564 ;  ; 3.a. With original amounts of $100,000 or less ((Column A) Number of Loans)

NONFARM100         ; RCON5565 ;  ; 3.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)

NFRM250NUM         ; RCON5566 ;  ; 3.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)

NONFARM250         ; RCON5567 ;  ; 3.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount Currently Outstanding)

NFRM1MNUM          ; RCON5568 ;  ; 3.c. With original amounts of more than $250,000 through $1,000,000 ((Column A) Number of Loans)

NONFRM1M             ; RCON5569 ;  ; 3.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount Currently Outstanding)

                   ;             ;                                                    ; 4. Number and amount currently outstanding of Commercial and industrial loans reported in Schedule RC C, part I, item 46 (sum of items 4.a through 4.c must be less than or equal to Schedule RC C, part I, items 4)******

CIUS100NUM           ; RCON5570 ;  ; 4.a. With original amounts of $100,000 or less ((Column A) Number of Loans)

CILNUS100              ; RCON5571 ;  ; 4.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)

CIUS250NUM           ; RCON5572 ;  ; 4.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)

CILNUS250              ; RCON5573 ;  ; 4.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount Currently Outstanding)

CIUS1MNUM            ; RCON5574 ;  ; 4.c. With original amounts of more than $250,000 through $1,000,000 ((Column A) Number of Loans)

CILNUS1M                ; RCON5575 ;  ; 4.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount Currently Outstanding)

                   ;             ;                                                    ; Agricultural Loans to Small Farms

FARMLNIND             ; RCON6860 ; 0                                                  ; 5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC C, part I, item 1.b, and all or substantially all of the dollar volume of your banks "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC C, part I, item 3, have original amounts of $100,000 or less (If you bank has no loans outstanding in both of these two loan categories, place an `X` in the box marked "NO.")

                   ;            ;                                                    ; If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.

                   ;            ;                                                    ; If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

                   ;            ;                                                    ; If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

                   ;            ;                                                    ; 6. Report the total number of loans currently outstanding for each of the following Schedule RC C, part I, loan categories:

REFARMNUM          ; RCON5576 ;  ; 6.a. Loans secured by farmland (including farm residential and other improvements) reported in Schedule RC C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should not exceed $100,000)

FARMNUM               ; RCON5577 ;  ; 6.b. Loans to finance agricultural production and other loans to farmers reported in Schedule RC C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)

                   ;            ;                                                    ; 7. Number and amount currently outstanding of Loans secured by farmland (including farm residential and other improvements) reported in Schedule RC C, part I, item 1.b)

REFRM100NM         ; RCON5578 ;  ; 7.a. With original amounts of $100,000 or less (Column A) Number of Loans ((Column A) Number of Loans)

REFRMLN100          ; RCON5579 ;  ; 7.a. With original amounts of $100,000 or less (Column B) Amount Currently Outstanding ((Column B) Amount Currently Outstanding)

REFRM250NM         ; RCON5580 ;  ; 7.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)

REFRMLN250          ; RCON5581 ;  ; 7.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount Currently Outstanding)

REFRM500NM         ; RCON5582 ;  ; 7.c. With original amounts of more than $250,000 through $500,000 ((Column A) Number of Loans)

REFRMLN500          ; RCON5583 ;  ; 7.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount Currently Outstanding)

                   ;            ;                                                    ; 8. Number and amount currently outstanding of Loans to finance agricultural production and other loans to farmers reported in Schedule RC C, part I, item 3 (sum of items 8.a through 8.c)

AG100NUM              ; RCON5584 ;  ; 8.a. With original amounts of $100,000 or less ((Column A) Number of Loans)

AGLN100                 ; RCON5585 ;  ; 8.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)

AG250NUM              ; RCON5586 ;  ; 8.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of Loans)

AGLN250                 ; RCON5587 ;  ; 8.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount Currently Outstanding)

AG500NUM              ; RCON5588 ;  ; 8.c. With original amounts of more than $250,000 through $500,000 ((Column A) Number of Loans)

AGLN500                 ; RCON5589 ;  ; 8.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount Currently Outstanding)

                   ;            ;                                                    ; * The $300 million asset size test is generally based on the total assets reported on the June 30, 2004, Report of Condition.

                   ;            ;                                                    ; ** Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

                   ;            ;                                                    ; *** Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed end loans secured by first liens on 1-4 family residential properties included in Schedule RC N, item 1.c.(2)(a), column C, must equal total closed end loans secured by first liends on 1-4 family residential properties from Schedule RC C, part I, item 1.c.(2)(a), column B

                   ;            ;                                                    ; **** Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC N, sum of items 1 through 8, column C, minus nonaccrual closed end loans secured by first liens on 1 to 4 family residential properties included in Schedule RC N, item 1.c.(2)(a),column C, must equal total loand and leases from Schedule RC C, part I, sum of items 1 throught 10, column B, minus total closed-end loans secured by first liends on 1-4 family residential properties from Schedule RC C, part I, item 1.c.(2)(a), column B.

                   ;            ;                                                    ; ***** Exclude loans secured by real estate that are included in Schedule RC C, part I, items 1.a through 1.e, column B.

                   ;            ;                                                    ; ****** Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC C, part I, item 4.a., column A, "Commercial and industrial loans to U.S. addressees

                   ;            ;                                                    ; Schedule RC D Trading Assets and Liabilities

                   ;            ;                                                    ; Schedule RC D is to be completed by banks that reported average trading assets (Schedule RC K, item 7) of $2 million or more for any quarter of the preceding calendar year.

                   ;            ;                                                    ; ASSETS

TAUSTRES             ; RCON3531 ; 0                                                  ; 1. U.S. Treasury securities

TAGENCYOBL        ; RCON3532 ; 0                                                  ; 2. U.S. Government agency obligations (exclude mortgage backed securities)

TASECSTPOL         ; RCON3533 ; 0                                                  ; 3. Securities issued by states and political subdivisions in the U.S.

                   ;            ;                                                    ; 4. Mortgage backed securities (MBS)

TAPASSFNMA         ; RCON3534 ; 0                                                  ; 4.a. Pass through securities issued or guaranteed by FNMA, FHLMC, or GNMA

TACMOFNMA          ; RCON3535 ; 0                                                  ; 4.b. Other mortgage backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)

TAOMRTGSEC        ; RCON3536 ; 0                                                  ; 4.c. All other mortgage backed securities

TAOTHDBTSE         ; RCON3537 ; 0                                                  ; 5. Other debt securities

                   ;             ;                                                    ; 6. - 8. Not applicable

TAOTHER                ; RCON3541 ; 0                                                  ; 9. Other trading assets

                   ;             ;                                                    ; 10. Not applicable

TAREVALGNS         ; RCON3543 ; 0                                                  ; 11. Derivatives with a positive fair value

TOTRADEAST         ; RCON3545 ; 0                                                  ; 12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)

                   ;             ;                                                    ; LIABILITIES

TLSHORTPOS         ; RCON3546 ; 0                                                  ; 13. Liability for short positions

TLREVALOSS         ; RCON3547 ; 0                                                  ; 14. Derivatives with a negative fair value

TOTRADELIA         ; RCON3548 ; 0                                                  ; 15. Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC, item 15)

                   ;          ;                                                    ; Schedule RC E Deposit Liabilities

                   ;          ;                                                    ; Deposits of

TRANSIPCCK         ; RCONB549 ; 0                                                  ; 1. Individuals, partnerships, and corporations (include all certified and official checks) (Transaction Accounts (Column A) Total transaction accounts (including total demand deposits))

NTRXIPCCK          ; RCONB550 ; 0                                                  ; 1. Individuals, partnerships, and corporations (include all certified and official checks) (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

TRANSUSGOV         ; RCON2202 ; 0                                                  ; 2. U.S. Government (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits))

NONTRANUS          ; RCON2520 ; 0                                                  ; 2. U.S. Government (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

TRANSSTPOL         ; RCON2203 ; 0                                                  ; 3. States and political subdivisions in the U.S. (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits))

NONTRANST          ; RCON2530 ; 0                                                  ; 3. States and political subdivisions in the U.S. (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

TRANSCBDEP         ; RCONB551 ; 0                                                  ; 4. Commercial banks and other depository institutions in the U.S. (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits))

NTRXCBDEP          ; RCONB552 ; 0                                                  ; 4. Commercial banks and other depository institutions in the U.S. (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

TRANSFORBK         ; RCON2213 ; 0                                                  ; 5. Banks in foreign countries (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits))

NONTRANFOR         ; RCON2236 ; 0                                                  ; 5. Banks in foreign countries (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

TRANSFORG          ; RCON2216 ; 0                                                  ; 6. Foreign governments and official institutions (including foreign central banks) (Transaction Accounts (Column A) Total transaction accounts (including total demand deposits)

NONTRXFORG         ; RCON2377 ; 0                                                  ; 6. Foreign governments and official institutions (including foreign central banks) (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

TOTTRANDEP         ; RCON2215 ; 0                                                  ; 7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) (Transaction Accounts (Column A) Total transaction accounts (including total demand deposits))

DEMAND             ; RCON2210 ; 0                                                  ; 7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) (Transaction Accounts (Column B) Memo: Total demand deposits (included in Column A))

TOTNONTRDP         ; RCON2385 ; 0                                                  ; 7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

                   ;          ;                                                    ; Memoranda

                   ;          ;                                                    ; M.1. Selected components of total deposits (i.e., sum of item 7, columns A and C)

IRAKEOGH           ; RCON6835 ; 0                                                  ; M.1.a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts

BROKERDEP          ; RCON2365 ; 0                                                  ; M.1.b. Total brokered deposits

                   ;          ;                                                    ; M.1.c. Fully insured brokered deposits (included in Memorandum item 1.b above)*****

BROKRLT100         ; RCON2343 ; 0                                                  ; M.1.c.(1) Issued in denominations of less than $100,000

BROKR100           ; RCON2344 ; 0                                                  ; M.1.c.(2) Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares of $100,000 or less

                   ;          ;                                                    ; M.1.d. Maturity data for brokered deposits

BKRLT100LT1        ; RCONA243 ; 0                                                  ; M.1.d.(1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)

BKRGT100LT1        ; RCONA244 ; 0                                                  ; M.1.d.(2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)

PREFERDEP          ; RCON5590 ; 0                                                  ; M.1.e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) to be completed for the December report only)

                   ;          ;                                                    ; M.2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):

                   ;          ;                                                    ; M.2.a. Savings deposits

MMDA               ; RCON6810 ; 0                                                  ; M.2.a.(1) Money market deposit accounts (MMDAs)

OTHSAVDEP          ; RCON0352 ; 0                                                  ; M.2.a.(2) Other savings deposits (excludes MMDAs)

TMUNDER100         ; RCON6648 ; 0                                                  ; M.2.b. Total time deposits of less than $100,000

TMDEPGT100         ; RCON2604 ; 0                                                  ; M.2.c. Total time deposits of $100,000 or more

                   ;          ;                                                    ; M.3. Maturity and repricing data for time deposits of less than $100,000

                   ;          ;                                                    ; M.3.a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of*,**

TMLT1003LES        ; RCONA579 ; 0                                                  ; M.3.a.(1) Three months or less

TMLT1003_12        ; RCONA580 ; 0                                                  ; M.3.a.(2) Over three months through 12 months

TMLT1001_3         ; RCONA581 ; 0                                                  ; M.3.a.(3) Over one year through three years

TMLT100OV3         ; RCONA582 ; 0                                                  ; M.3.a.(4) Over three years

TMLT100LT1         ; RCONA241 ; 0                                                  ; M.3.b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) through 3.a.(2) above)***

                   ;          ;                                                    ; M.4. Maturity and repricing data for time deposits of $100,000 or more

                   ;          ;                                                    ; M.4.a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of*,****

TMGT1003LES        ; RCONA584 ; 0                                                  ; M.4.a.(1) Three months or less

TMGT1003_12        ; RCONA585 ; 0                                                  ; M.4.a.(2) Over three months through 12 months

TMGT1001_3         ; RCONA586 ; 0                                                  ; M.4.a.(3) Over one year through three years

TMGT100OV3         ; RCONA587 ; 0                                                  ; M.4.a.(4) Over three years

TMGT100LT1         ; RCONA242 ; 0                                                  ; M.4.b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) through 4.a.(2) above)***

                   ;          ;                                                    ; * Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.

                   ;          ;                                                    ; ** Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC E, Memorandum item 2.b.

                   ;          ;                                                    ; *** Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

                   ;          ;                                                    ; **** Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC E, Memorandum item 2.c.

                   ;          ;                                                    ; ***** Report Brokered retirement deposit accounts eligible for $250,000 in deposit insurance coverage in Memorandum item 1.c.(1) only if they have been issued in denominations of less than $100,000.

                   ;          ;                                                    ;       Report brokered retirement deposit accounts in Memorandum item 1.c.(2) if they have been issued either in denominations of exactly $100,000 through exactly $250,000 or in denominations

                   ;          ;                                                    ;       greater than $100,000 and participated out by the broker in shares of $250,000 or less.

                   ;          ;                                                    ; Schedule RC F Other Assets

OAACIRECV          ; RCONB556 ; 722                                                ; 1. Accrued interest receivable*

OADEFTAX           ; RCON2148 ; 4130                                               ; 2. Net deferred tax assets**

                   ;          ;                                                    ; 3. Interest only strips receivable (not in the form of a security)*** on

MRTGINTSTRP        ; RCONA519 ; 0                                                  ; 3.a. Mortgage loans

OTHASTISTRP        ; RCONA520 ; 0                                                  ; 3.b. Other financial assets

OTEQSECAAM         ; RCON1752 ; 3000                                               ; 4. Equity securities that DO NOT have readily determinable fair values****

LIFINSCSV          ; RCONC009 ; 0                                                  ; 5. Life insurance assests

OAOTH              ; RCON2168 ; 18760                                              ; 6. All other assets (itemize and describe amounts greater than 25,000 that exceed 25% of this item)

PRPDEXP            ; RCON2166 ; 0                                                  ; 6.a. Prepaid expenses

PROPREPO           ; RCON1578 ; 0                                                  ; 6.b. Repossessed personal property (including vehicles)

DERIVPFV           ; RCONC010 ; 0                                                  ; 6.c. Derivatives with a positive fair value held for purposes other than trading

RTINTSCC           ; RCONC436 ; 0                                                  ; 6.d. Retained interests in accrued interest receivable related to securitized credit cards

OAOTHA             ; RCON3549 ; 11147                                              ; 6.e. (TEXT 3549)

OAOTHB             ; RCON3550 ; 7612                                               ; 6.f. (TEXT 3550)

OAOTHC             ; RCON3551 ; 0                                                  ; 6.g. (TEXT 3551)

TOTOA              ; RCON2160 ; 26612                                              ; 7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)

                   ;          ;                                                    ; * Includes accrued interest receivable on loans, leases, debt securities, and other interest bearing assets.

                   ;          ;                                                    ; ** See discussion of deferred income taxes in Glossary entry on income taxes.

                   ;          ;                                                    ; *** Report interest only strips receivable in the form of a security as available for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

                   ;          ;                                                    ; **** Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers bank stock.

                   ;          ;                                                    ; Schedule RC G Other Liabilities

OLACCDEP           ; RCON3645 ; 0                                                  ; 1.a. Interest accrued and unpaid on deposits*

OLACCEXP           ; RCON3646 ; 33304                                              ; 1.b. Other expenses accrued and unpaid (includes accrued income taxes payable)

OLDEFTAX           ; RCON3049 ; 0                                                  ; 2. Net deferred tax liabilities**

OLALLOBX           ; RCONB557 ; 0                                                  ; 3. Allowance for credit losses on off balance sheet credit exposures

OLOTH              ; RCON2938 ; 13881                                              ; 4. All other liabilities (itemize and describe amounts greater than 25,000 that exceed 25% of this item)

ACTPAYBL           ; RCON3066 ; 0                                                  ; 4.a. Accounts payable

DEFCOMPL           ; RCONC011 ; 0                                                  ; 4.b. Deferred compensation liabilities

DIVDNYP            ; RCON2932 ; 0                                                  ; 4.c. Dividends declared but not yet payable

DERIVNFV           ; RCONC012 ; 0                                                  ; 4.d. Derivatives with a negative fair value held for purposes other than trading

OLOTHA             ; RCON3552 ; 12104                                              ; 4.e. (TEXT 3552)

OLOTHB             ; RCON3553 ; 0                                                  ; 4.f. (TEXT 3553)

OLOTHC             ; RCON3554 ; 0                                                  ; 4.g. (TEXT 3554)

TOTOL              ; RCON2930 ; 47185                                              ; 5. Total (sum of items 1 through 4)(must equal Schedule RC, item 20)

                   ;          ;                                                    ; * For savings banks, include dividends accrued and unpaid on deposits.

                   ;          ;                                                    ; ** See discussion of deferred income taxes in Glossary entry on income taxes.

                   ;          ;                                                    ; Schedule RC K Quarterly Averages*

                   ;          ;                                                    ; ASSETS

AVGINTBAL          ; RCON3381 ; 23636                                              ; 1. Interest bearing balances due from depository institutions

AVGUSGXM           ; RCONB558 ; 85694                                              ; 2. U.S. Treasury securities and U.S. Government agency obligations** (excluding mortgage backed securities)

AVGMORTBS          ; RCONB559 ; 0                                                  ; 3. Mortgage backed securities**

AVOSECTS           ; RCONB560 ; 576                                                ; 4. All other securities **,*** (includes securities issued by states and political subdivisions in the U.S.)

AVGFFSOLD          ; RCON3365 ; 0                                                  ; 5. Federal funds sold and securities purchased under agreements to resell

                   ;          ;                                                    ; 6. Items 6.a through 6.d.(2) are to be completed by all banks

                   ;          ;                                                    ;     Loans

AVLOANS            ; RCON3360 ; 0                                                  ; 6.a. Total loans

AVGSECBYRE         ; RCON3385 ; 0                                                  ; 6.b. Loans secured by real estate

AVGCILOANS         ; RCON3387 ; 0                                                  ; 6.c. Commercial and industrial loans

                   ;          ;                                                    ; 6.d. Loans to individuals for household, family, and other personal expenditures

AVGINDCRCD         ; RCONB561 ; 0                                                  ; 6.d.(1) Credit cards

AVGINDREVC         ; RCONB562 ; 0                                                  ; 6.d.(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)

AVGTRADE           ;          ; 0                                                  ; 7. To be completed by banks with $100 million or more in total assets****

AVGTRADE           ; RCON3401 ; 0                                                  ;     Trading assets

AVDIRLSFIN         ; RCON3484 ; 0                                                  ; 8. Lease financing receivables (net of unearned income)

AVGASSETS          ; RCON3368 ; 145023                                             ; 9. Total assets*****

                   ;          ;                                                    ; LIABILITIES

AVTRANSDEP         ; RCON3485 ; 0                                                  ; 10. Interest bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)(exclude demand deposits)

                   ;          ;                                                    ; 11. Nontransaction accounts

AVGSAVD            ; RCONB563 ; 0                                                  ; 11.a. Savings deposits (includes MMDAs)

AVGTMEGT100        ; RCONA514 ; 0                                                  ; 11.b. Time deposits of $100,000 or more

AVGTMELT100        ; RCONA529 ; 0                                                  ; 11.c. Time deposits of less than $100,000

AVFFPUR            ; RCON3353 ; 0                                                  ; 12. Federal funds purchased and securities sold under agreements to repurchase

AVOLIBOR           ; RCON3355 ; 0                                                  ; 13. To be completed by banks with $100 million or more in total assets**** Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)

                   ;          ;                                                    ; Memorandum

                   ;          ;                                                    ; M.1. Memorandum item 1 is to be completed by****

                   ;          ;                                                    ;         banks with $300 million or more in total assets, and

                   ;          ;                                                    ;         banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans.

AVGFARMLNS         ; RCON3386 ; 0                                                  ;         Loans to finance agricultural production and other loans to farmers.

                   ;          ;                                                    ; * For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).

                   ;          ;                                                    ; ** Quarterly averages for all debt securities should be based on amortized cost.

                   ;          ;                                                    ; *** Quarterly averages for all equity securities should be based on historical cost.

                   ;          ;                                                    ; **** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.

                   ;          ;                                                    ; ***** The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

                   ;          ;                                                    ; Schedule RC L Derivatives and Off Balance Sheet Items

                   ;          ;                                                    ; Please read carefully the instructions for the preparation of Schedule RC L. Some of the amounts reported in Schedule RC L are regarded as volume indicators and not necessarily as measures of risk.

                   ;          ;                                                    ; 1. Unused commitments

UNCMMTEQLN         ; RCON3814 ; 0                                                  ; 1.a. Revolving, open end lines secured by 1 to 4 family residential properties, e.g., home equity lines

UNCMMTCRCD         ; RCON3815 ; 0                                                  ; 1.b. Credit card lines

UNCMTRECON         ; RCON3816 ; 0                                                  ; 1.c.(1) Commitments to fund commercial real estate, construction, and land development loans secured by real estate

UNCMTUNSEC         ; RCON6550 ; 0                                                  ; 1.c.(2)  Commitments to fund commercial real estate, construction, and land development loans NOT secured by real estate

UNCMMTSEC          ; RCON3817 ; 0                                                  ; 1.d. Securities underwriting

UNOTHCMMT          ; RCON3818 ; 0                                                  ; 1.e. Other unused commitments

FINSTDBY           ; RCON3819 ; 0                                                  ; 2. Financial standby letters of credit

FINCONVEY          ; RCON3820 ; 0                                                  ; 2.a. Amount of financial standby letters of credit conveyed to others

PERFSTDBY          ; RCON3821 ; 0                                                  ; 3. Performance standby letters of credit

PERFCONVEY         ; RCON3822 ; 0                                                  ; 3.a. Amount of performance standby letters of credit conveyed to others

LETTERCRDT         ; RCON3411 ; 0                                                  ; 4. Commercial and similar letters of credit

                   ;          ;                                                    ; 5. Not applicable

SECLENT            ; RCON3433 ; 0                                                  ; 6. Securities lent (including customers securities lent where the customer is indemnified against loss by the reporting bank)

                   ;          ;                                                    ; 7. Credit derivatives

                   ;          ;                                                    ; 7.a. Notional amounts

CALLC968           ; RCONC968 ; 0                                                  ; 7.a.(1) Credit default swaps ((Column A) Guarantor)

CALLC969           ; RCONC969 ; 0                                                  ; 7.a.(1) Credit default swaps ((Column B) Beneficiary)

CALLC970           ; RCONC970 ; 0                                                  ; 7.a.(2) Total return swaps ((Column A) Guarantor)

CALLC971           ; RCONC971 ; 0                                                  ; 7.a.(2) Total return swaps ((Column B) Beneficiary)

CALLC972           ; RCONC972 ; 0                                                  ; 7.a.(3) Credit options ((Column A) Guarantor)

CALLC973           ; RCONC973 ; 0                                                  ; 7.a.(3) Credit options ((Column B) Beneficiary)

CALLC974           ; RCONC974 ; 0                                                  ; 7.a.(4) Other credit derivatives ((Column A) Guarantor)

CALLC975           ; RCONC975 ; 0                                                  ; 7.a.(4) Other credit derivatives ((Column B) Beneficiary)

                   ;          ;                                                    ; 7.b.Gross fair values

CRDERGPOS          ; RCONC219 ; 0                                                  ; 7.b.(1) Gross positive fair value ((Column A) Guarantor)

CRDERBPOS          ; RCONC221 ; 0                                                  ; 7.b.(1) Gross positive fair value ((Column B) Beneficiary)

CRDERGNEG          ; RCONC220 ; 0                                                  ; 7.b.(2) Gross negative fair value ((Column A) Guarantor)

CRDERBNEG          ; RCONC222 ; 0                                                  ; 7.b.(2) Gross negative fair value ((Column B) Beneficiary)

SPOTFGNEX          ; RCON8765 ; 0                                                  ; 8. Spot foreign exchange contracts

OTHCOMMIT          ; RCON3430 ; 0                                                  ; 9. All other off balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)

SECBORROW          ; RCON3432 ; 0                                                  ; 9.a. Securities borrowed

WHENISSPUR         ; RCON3434 ; 0                                                  ; 9.b. Commitments to purchase when issued securities

CALLC978           ; RCONC978 ; 0                                                  ; 9.c. Standby letters of credit issued by a Federal Home Loan Bank on the banks behalf

OTHCOMMITA         ; RCON3555 ; 0                                                  ; 9.d. (TEXT 3555)

OTHCOMMITB         ; RCON3556 ; 0                                                  ; 9.e. (TEXT 3556)

OTHCOMMITC         ; RCON3557 ; 0                                                  ; 9.f. (TEXT 3557)

OTHOFFAST          ; RCON5591 ; 0                                                  ; 10. All other off balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)

WHENISSSEL         ; RCON3435 ; 0                                                  ; 10.a. Commitments to sell when issued securities

OTHOBSASTA         ; RCON5592 ; 0                                                  ; 10.b. (TEXT 5592)

OTHOBSASTB         ; RCON5593 ; 0                                                  ; 10.c. (TEXT 5593)

OTHOBSASTC         ; RCON5594 ; 0                                                  ; 10.d. (TEXT 5594)

OTHOBSASTD         ; RCON5595 ; 0                                                  ; 10.e. (TEXT 5595)

                   ;          ;                                                    ; 11. Year-to-date merchant credit card sales volume

MCRCDACQ           ; RCONC223 ; 0                                                  ; 11.a. Sales for which the reporting bank is the acquiring bank

MCRCDWRISK         ; RCONC224 ; 0                                                  ; 11.b. Sales for which the reporting bank is the agent bank with risk

                   ;          ;                                                    ; Derivatives Position Indicators

                   ;          ;                                                    ; 12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14)

INTRTEFUT          ; RCON8693 ; 0                                                  ; 12.a. Futures contracts ((Column A) Interest Rate Contracts)

FGNEXFUT           ; RCON8694 ; 0                                                  ; 12.a. Futures contracts ((Column B) Foreign Exchange Contracts)

EQDERFUT           ; RCON8695 ; 0                                                  ; 12.a. Futures contracts ((Column C) Equity Derivative Contracts)

CMDTYFUT           ; RCON8696 ; 0                                                  ; 12.a. Futures contracts ((Column D) Commodity and Other Contracts)

INTRTEFOR          ; RCON8697 ; 0                                                  ; 12.b. Forward contracts ((Column A) Interest Rate Contracts)

FGNEXFOR           ; RCON8698 ; 0                                                  ; 12.b. Forward contracts ((Column B) Foreign Exchange Contracts)

EQDERFOR           ; RCON8699 ; 0                                                  ; 12.b. Forward contracts ((Column C) Equity Derivative Contracts)

CMDTYFOR           ; RCON8700 ; 0                                                  ; 12.b. Forward contracts ((Column D) Commodity and Other Contracts)

                   ;          ;                                                    ; 12.c. Exchange traded option contracts

INTRTEWRTET        ; RCON8701 ; 0                                                  ; 12.c.(1) Written options ((Column A) Interest Rate Contracts)

FGNEXWRTET         ; RCON8702 ; 0                                                  ; 12.c.(1) Written options ((Column B) Foreign Exchange Contracts)

EQDERWRTET         ; RCON8703 ; 0                                                  ; 12.c.(1) Written options ((Column C) Equity Derivative Contracts)

CMDTYWRTET         ; RCON8704 ; 0                                                  ; 12.c.(1) Written options ((Column D) Commodity and Other Contracts)

INTRTEPURET        ; RCON8705 ; 0                                                  ; 12.c.(2) Purchased options ((Column A) Interest Rate Contracts)

FGNEXPURET         ; RCON8706 ; 0                                                  ; 12.c.(2) Purchased options ((Column B) Foreign Exchange Contracts)

EQDERPURET         ; RCON8707 ; 0                                                  ; 12.c.(2) Purchased options ((Column C) Equity Derivative Contracts)

EQDERWRTOTC        ; RCON8708 ; 0                                                  ; 12.c.(2) Purchased options ((Column D) Commodity and Other Contracts)

                   ;          ;                                                    ; 12.d. Over the counter option contracts

INTRTEWRTOTC       ; RCON8709 ; 0                                                  ; 12.d.(1) Written options ((Column A) Interest Rate Contracts)

FGNEXWRTOTC        ; RCON8710 ; 0                                                  ; 12.d.(1) Written options ((Column B) Foreign Exchange Contracts)

EQDERWRTOTC        ; RCON8711 ; 0                                                  ; 12.d.(1) Written options ((Column C) Equity Derivative Contracts)

CMDTYWRTOTC        ; RCON8712 ; 0                                                  ; 12.d.(1) Written options ((Column D) Commodity and Other Contracts)

INTRTEPUROTC       ; RCON8713 ; 0                                                  ; 12.d.(2) Purchased options ((Column A) Interest Rate Contracts)

FGNEXPUROTC        ; RCON8714 ; 0                                                  ; 12.d.(2) Purchased options ((Column B) Foreign Exchange Contracts)

EQDERPUROTC        ; RCON8715 ; 0                                                  ; 12.d.(2) Purchased options ((Column C) Equity Derivative Contracts)

CMDTYPUROTC        ; RCON8716 ; 0                                                  ; 12.d.(2) Purchased options ((Column D) Commodity and Other Contracts)

INTRTESWAP         ; RCON3450 ; 0                                                  ; 12.e. Swaps ((Column A) Interest Rate Contracts)

FGNEXSWAP          ; RCON3826 ; 0                                                  ; 12.e. Swaps ((Column B) Foreign Exchange Contracts)

EQDERSWAP          ; RCON8719 ; 0                                                  ; 12.e. Swaps ((Column C) Equity Derivative Contracts)

CMDTYSWAP          ; RCON8720 ; 0                                                  ; 12.e. Swaps ((Column D) Commodity and Other Contracts)

INTRTEHFT          ; RCONA126 ; 0                                                  ; 13. Total gross notional amount of derivative contracts held for trading ((Column A) Interest Rate Contracts)

FGNEXHFT           ; RCONA127 ; 0                                                  ; 13. Total gross notional amount of derivative contracts held for trading ((Column B) Foreign Exchange Contracts)

EQDERHFT           ; RCON8723 ; 0                                                  ; 13. Total gross notional amount of derivative contracts held for trading ((Column C) Equity Derivative Contracts)

CMDTYHFT           ; RCON8724 ; 0                                                  ; 13. Total gross notional amount of derivative contracts held for trading ((Column D) Commodity and Other Contracts)

INTRTEMTM          ; RCON8725 ; 0                                                  ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column A) Interest Rate Contracts)

FGNEXMTM           ; RCON8726 ; 0                                                  ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column B) Foreign Exchange Contracts)

EQDERMTM           ; RCON8727 ; 0                                                  ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column C) Equity Derivative Contracts)

CMDTYMTM           ; RCON8728 ; 0                                                  ; 14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column D) Commodity and Other Contracts)

INTRTSWAPFX        ; RCONA589 ; 0                                                  ; 14.a. Interest rate swaps where the bank has agreed to pay a fixed rate ((Column A) Interest Rate Contracts)

                   ;          ;                                                    ; 15. Gross fair values of derivative contracts

                   ;          ;                                                    ; 15.a. Contracts held for trading

INTRTEHFTGP        ; RCON8733 ; 0                                                  ; 15.a.(1) Gross positive fair value ((Column A) Interest Rate Contracts)

FGNEXHFTGP         ; RCON8734 ; 0                                                  ; 15.a.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)

EQDERHFTGP         ; RCON8735 ; 0                                                  ; 15.a.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)

CMDTYHFTGP         ; RCON8736 ; 0                                                  ; 15.a.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)

INTRTEHFTGN        ; RCON8737 ; 0                                                  ; 15.a.(2) Gross negative fair value ((Column A) Interest Rate Contracts)

FGNEXHFTGN         ; RCON8738 ; 0                                                  ; 15.a.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)

EQDERHFTGN         ; RCON8739 ; 0                                                  ; 15.a.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)

CMDTYHFTGN         ; RCON8740 ; 0                                                  ; 15.a.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)

                   ;          ;                                                    ; 15.b. Contracts held for purposes other than trading

INTRTEMTMGP        ; RCON8741 ; 0                                                  ; 15.b.(1) Gross positive fair value ((Column A) Interest Rate Contracts)

FGNEXMTMGP         ; RCON8742 ; 0                                                  ; 15.b.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)

EQDERMTMGP         ; RCON8743 ; 0                                                  ; 15.b.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)

CMDTYMTMGP         ; RCON8744 ; 0                                                  ; 15.b.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)

INTRTEMTMGN        ; RCON8745 ; 0                                                  ; 15.b.(2) Gross negative fair value ((Column A) Interest Rate Contracts)

FGNEXMTMGN         ; RCON8746 ; 0                                                  ; 15.b.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)

EQDERMTMGN         ; RCON8747 ; 0                                                  ; 15.b.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)

CMDTYMTMGN         ; RCON8748 ; 0                                                  ; 15.b.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)

                   ;          ;                                                    ; Schedule RC M Memoranda

                   ;          ;                                                    ; 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date

EXECLOANS          ; RCON6164 ; 0                                                  ; 1.a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests

EXECLNSNO          ; RCON6165 ; 0                                                  ; 1.b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defi ned for this purpose in agency regulations

                   ;          ;                                                    ; 2. Intangible assets other than goodwill

MTGSERV            ; RCON3164 ; 0                                                  ; 2.a. Mortgage servicing assets

MTGSERVFV          ; RCONA590 ; 0                                                  ; 2.a.(1) Estimated fair value of mortgage servicing assets

CCRLNMTGSA         ; RCONB026 ; 0                                                  ; 2.b. Purchased credit card relationships and nonmortgage servicing assets

ALLOTHINTG         ; RCON5507 ; 0                                                  ; 2.c. All other identifiable intangible assets

TINGASET           ; RCON0426 ; 0                                                  ; 2.d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)

                   ;          ;                                                    ; 3. Other real estate owned

REINVOWNED         ; RCON5372 ; 0                                                  ; 3.a. Direct and indirect investments in real estate ventures

                   ;          ;                                                    ; 3.b. All other real estate owned

REOWNCONS          ; RCON5508 ; 0                                                  ; 3.b.(1) Construction, land development and other land

REOWNFARM          ; RCON5509 ; 0                                                  ; 3.b.(2) Farmland

REOWN1_4           ; RCON5510 ; 0                                                  ; 3.b.(3) 1 to 4 family residential properties

REOWN5MOR          ; RCON5511 ; 0                                                  ; 3.b.(4) Multifamily (5 or more) residential properties

REOWNNONFM         ; RCON5512 ; 0                                                  ; 3.b.(5) Nonfarm nonresidential properties

CALLC979           ; RCONC979 ; 0                                                  ; 3.b.(6) Foreclosed properties from "GNMA loans"

TOTREOWNED         ; RCON2150 ; 0                                                  ; 3.c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)

                   ;          ;                                                    ; 4. Investments in unconsolidated subsidiaries and associated companies

REINVSUBS          ; RCON5374 ; 0                                                  ; 4.a. Direct and indirect investments in real estate ventures

OTHINVSUBS         ; RCON5375 ; 0                                                  ; 4.b. All other investments in unconsolidated subsidiaries and associated companies

TOTINVSUBS         ; RCON2130 ; 0                                                  ; 4.c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)

                   ;          ;                                                    ; 5. Other borrowed money

                   ;          ;                                                    ; 5.a. Federal Home Loan Bank advances

                   ;          ;                                                    ; 5.a.(1) Advances with a remaining maturity or next repricing date of*

CALLF055           ; RCONF055 ; 0                                                  ; 5.a.(1).(a). One year or less

CALLF056           ; RCONF056 ; 0                                                  ; 5.a.(1).(b). Over one year through three years

CALLF057           ; RCONF057 ; 0                                                  ; 5.a.(1).(c). Over three years through five years

CALLF058           ; RCONF058 ; 0                                                  ; 5.a.(1).(d). Over five years

BMFHLB1LES         ; RCON2651 ; 0                                                  ; 5.a.(2). Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above)**

CALLF059           ; RCONF059 ; 0                                                  ; 5.a.(3). Structured advances (included in items 5.a.(1)(a)-(d) above)

                   ;          ;                                                    ; 5.b. Other borrowings

                   ;          ;                                                    ; 5.b.(1) Other borrowings with a remaining maturity or next repricing date of***

CALLF060           ; RCONF060 ; 0                                                  ; 5.b.(1).(a). One year or less

CALLF061           ; RCONF061 ; 0                                                  ; 5.b.(1).(b). Over one year through three years

CALLF062           ; RCONF062 ; 0                                                  ; 5.b.(1).(c). Over three years through five years

CALLF063           ; RCONF063 ; 0                                                  ; 5.b.(1).(d). Over five years

BMOTH1LES          ; RCONB571 ; 0                                                  ; 5.b.(2). Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above)****

OTBRWMNY           ; RCON3190 ; 0                                                  ; 5.c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)

PRILMUTF           ; RCONB569 ; 0                                                  ; 6. Does the reporting banks sell private label or third party mutual funds and annuities?

ASPMUTF            ; RCONB570 ; 0                                                  ; 7. Assets under the reporting banks management in proprietary mutual funds and annuities

                   ;          ;                                                    ; 8. Primary Internet Web site address of the bank (home page), if any

                   ;          ;                                                    ; (Example: www.examplebank.com)

                   ;          ;                                                    ; (TEXT 4087)

WEBTRANCP          ; RCON4088 ; 0                                                  ; 9. Do any of the banks Internet Web sites have transactional capability, i.e, allow the banks customers to execute transactions on their accounts through the Web site?

                   ;          ;                                                    ; 10. Secured liabilities

RCONF064           ; RCONF064 ; 0                                                  ; 10.a. Amount of "Federal funds purchased in domestic offices" that are secured (included in Sechedule RC, item 14.a)

CALLF065           ; RCONF065 ; 0                                                  ; 10.b. Amount of"Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a)-(d))

                   ;          ;                                                    ; * Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.

                   ;          ;                                                    ; ** Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year

                   ;          ;                                                    ; *** Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.

                   ;          ;                                                    ; **** Report both fixed and floating rate other borrowings by remaining maturity. Exclude floating rate other borowwings with a next repricing date of one year or less that have a remaining maturity of over one year.

                   ;          ;                                                    ; Schedule RC N Past Due and Nonaccrual Loans, Leases, and Other Assets

                   ;          ;                                                    ; 1. Loans secured by real estate

CNLD30_89          ; RCON2759 ; 0                                                  ; 1.a. Construction, land development, and other land loans ((Column A) Past due 30 through 89 days and still accruing)

CONST90MOR         ; RCON2769 ; 0                                                  ; 1.a. Construction, land development, and other land loans ((Column B) Past due 90 days or more and still accruing)

CONSTNONAC         ; RCON3492 ; 0                                                  ; 1.a. Construction, land development, and other land loans ((Column C) Nonaccrual)

FRML30_89          ; RCON3493 ; 0                                                  ; 1.b. Secured by farmland ((Column A) Past due 30 through 89 days and still accruing)

FARM90MOR          ; RCON3494 ; 0                                                  ; 1.b. Secured by farmland ((Column B) Past due 90 days or more and still accruing)

FARMNONAC          ; RCON3495 ; 0                                                  ; 1.b. Secured by farmland ((Column C) Nonaccrual)

                   ;          ;                                                    ; 1.c. Secured by 1 to 4 family residential properties

REVOE30_89         ; RCON5398 ; 0                                                  ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column A) Past due 30 through 89 days and still accruing)

REVRS90MOR         ; RCON5399 ; 0                                                  ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) Past due 90 days or more and still accruing)

REVRSNONAC         ; RCON5400 ; 0                                                  ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column C) Nonaccrual)

                   ;          ;                                                    ; 1.c.(2) Closed end loans secured by 1 to 4 family residential properties

CL1ST30_89         ; RCONC236 ; 0                                                  ; 1.c.(2)(a) Secure by first liens ((Column A) Past due 30 through 89 days and still accruing)

CL1ST90MOR         ; RCONC237 ; 0                                                  ; 1.c.(2)(a) Secure by first liens ((Column B) Past due 90 days or more and still accruing)

CL1STNACC          ; RCONC229 ; 0                                                  ; 1.c.(2)(a) Secure by first liens ((Column C) Nonaccrual)

CLJRL30_89         ; RCONC238 ; 0                                                  ; 1.c.(2)(b) Secured by junior liens ((Column A) Past due 30 through 89 days and still accruing)

CLJRL90MOR         ; RCONC239 ; 0                                                  ; 1.c.(2)(b) Secured by junior liens ((Column B) Past due 90 days or more and still accruing)

CLJRLNACC          ; RCONC230 ; 0                                                  ; 1.c.(2)(b) Secured by junior liens ((Column C) Nonaccrual)

RESMUL30_89        ; RCON3499 ; 0                                                  ; 1.d. Secured by multifamily (5 or more) residential properties ((Column A) Past due 30 through 89 days and still accruing)

MLTRS90MOR         ; RCON3500 ; 0                                                  ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) Past due 90 days or more and still accruing)

MLTRSNONAC         ; RCON3501 ; 0                                                  ; 1.d. Secured by multifamily (5 or more) residential properties ((Column C) Nonaccrual)

SNFNR30_89         ; RCON3502 ; 0                                                  ; 1.e. Secured by nonfarm nonresidential properties ((Column A) Past due 30 through 89 days and still accruing)

NONRS90MOR         ; RCON3503 ; 0                                                  ; 1.e. Secured by nonfarm nonresidential properties ((Column B) Past due 90 days or more and still accruing)

NONRSNONAC         ; RCON3504 ; 0                                                  ; 1.e. Secured by nonfarm nonresidential properties ((Column C) Nonaccrual)

DINST30_89         ; RCONB834 ; 0                                                  ; 2. Loans to depository institutions and acceptances of other banks ((Column A) Past due 30 through 89 days and still accruing)

DINST90MOR         ; RCONB835 ; 0                                                  ; 2. Loans to depository institutions and acceptances of other banks ((Column B) Past due 90 days or more and still accruing)

DINSTNONAC         ; RCONB836 ; 0                                                  ; 2. Loans to depository institutions and acceptances of other banks ((Column C) Nonaccrual)

                   ;          ;                                                    ; 3. Not applicable

CMLPD30_89         ; RCON1606 ; 0                                                  ; 4. Commercial and industrial loans ((Column A) Past due 30 through 89 days and still accruing)

PDCI90MORE         ; RCON1607 ; 0                                                  ; 4. Commercial and industrial loans ((Column B) Past due 90 days or more and still accruing)

CINONACCRL         ; RCON1608 ; 0                                                  ; 4. Commercial and industrial loans ((Column C) Nonaccrual)

                   ;          ;                                                    ; 5. Loans to individuals for household, family, and other personal expenditures

ICRCD30_89         ; RCONB575 ; 0                                                  ; 5.a. Credit cards ((Column A) Past due 30 through 89 days and still accruing)

ICRCD90MOR         ; RCONB576 ; 0                                                  ; 5.a. Credit cards ((Column B) Past due 90 days or more and still accruing)

ICRCDNONAC         ; RCONB577 ; 0                                                  ; 5.a. Credit cards ((Column C) Nonaccrual)

IREVC30_89         ; RCONB578 ; 0                                                  ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Past due 30 through 89 days and still accruing)

IREVC90MOR         ; RCONB579 ; 0                                                  ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Past due 90 days or more and still accruing)

IREVCNONAC         ; RCONB580 ; 0                                                  ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column C) Nonaccrual)

FGOI30_89          ; RCON5389 ; 0                                                  ; 6. Loans to foreign governments and official institutions ((Column A) Past due 30 through 89 days and still accruing)

FGNLN90MOR         ; RCON5390 ; 0                                                  ; 6. Loans to foreign governments and official institutions ((Column B) Past due 90 days or more and still accruing)

FGNLNNONAC         ; RCON5391 ; 0                                                  ; 6. Loans to foreign governments and official institutions ((Column C) Nonaccrual)

PDOL30_89          ; RCON5459 ; 0                                                  ; 7. All other loans* ((Column A) Past due 30 through 89 days and still accruing)

PDOTH90MOR         ; RCON5460 ; 0                                                  ; 7. All other loans* ((Column B) Past due 90 days or more and still accruing)

OTHNONACCR         ; RCON5461 ; 0                                                  ; 7. All other loans* ((Column C) Nonaccrual)

LFRPD30_89         ; RCON1226 ; 0                                                  ; 8. Lease financing receivables ((Column A) Past due 30 through 89 days and still accruing)

PDLS90MORE         ; RCON1227 ; 0                                                  ; 8. Lease financing receivables ((Column B) Past due 90 days or more and still accruing)

LSNONACCRL         ; RCON1228 ; 0                                                  ; 8. Lease financing receivables ((Column C) Nonaccrual)

DSXPD30_89         ; RCON3505 ; 0                                                  ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column A) Past due 30 through 89 days and still accruing)

DBTSC90MOR         ; RCON3506 ; 0                                                  ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column B) Past due 90 days or more and still accruing)

DBTSCNONAC         ; RCON3507 ; 0                                                  ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column C) Nonaccrual)

                   ;          ;                                                    ; Amounts reported in Schedule RC N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included...

USGPD30_89         ; RCON5612 ; 0                                                  ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column A) Past due 30 through 89 days and still accruing)

PDUS90MOR          ; RCON5613 ; 0                                                  ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column B) Past due 90 days or more and still accruing)

USNONACCR          ; RCON5614 ; 0                                                  ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column C) Nonaccrual)

GARLL30_89         ; RCON5615 ; 0                                                  ; 10.a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked "GNMA loans") ((Column A) Past due 30 through 89 days and still accruing)

PDGTY90MOR         ; RCON5616 ; 0                                                  ; 10.a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked "GNMA loans") ((Column B) Past due 90 days or more and still accruing)

GTYNONACCR         ; RCON5617 ; 0                                                  ; 10.a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked "GNMA loans") ((Column C) Nonaccrual)

CALLC866           ; RCONC866 ; 0                                                  ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column A) Past due 30 through 89 days and still accruing)

CALLC867           ; RCONC867 ; 0                                                  ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column B) Past due 90 days or more and still accruing)

CALLC868           ; RCONC868 ; 0                                                  ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column C) Nonaccrual)

                   ;          ;                                                    ; Memoranda

RLLPD30_89         ; RCON1658 ; 0                                                  ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column A) Past due 30 through 89 days and still accruing)

RLLPD90MOR         ; RCON1659 ; 0                                                  ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column B) Past due 90 days or more and still accruing)

RLPDNONACC         ; RCON1661 ; 0                                                  ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column C) Nonaccrual)

CLXRE30_89         ; RCON6558 ; 0                                                  ; M.2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column A) Past due 30 through 89 days and still accruing)

COMRE90MOR         ; RCON6559 ; 0                                                  ; M.2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column B) Past due 90 days or more and still accruing)

COMRENONAC         ; RCON6560 ; 0                                                  ; M.2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column C) Nonaccrual)

                   ;          ;                                                    ; M.3. Memorandum items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets:**

NUSRE30_89         ; RCON1248 ;  ; M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RC N, item 1, above) ((Column A) Past due 30 through 89 days and still accruing)

RE90MORNUS         ; RCON1249 ;  ; M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RC N, item 1, above) ((Column B) Past due 90 days or more and still accruing)

RENONACNUS         ; RCON1250 ;  ; M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RC N, item 1, above) ((Column C) Nonaccrual)

FORBK30_89         ; RCON5380 ;  ; M.3.b. Loans to and acceptances of foreign banks (included in Schedule RC N, item 2, above) ((Column A) Past due 30 through 89 days and still accruing)

FGNBK90MOR         ; RCON5381 ;  ; M.3.b. Loans to and acceptances of foreign banks (included in Schedule RC N, item 2, above) ((Column B) Past due 90 days or more and still accruing)

FGNBKNONAC         ; RCON5382 ;  ; M.3.b. Loans to and acceptances of foreign banks (included in Schedule RC N, item 2, above) ((Column C) Nonaccrual)

NUSCI30_89         ; RCON1254 ;  ; M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RC N, item 4, above) ((Column A) Past due 30 through 89 days and still accruing)

CI90MORNUS         ; RCON1255 ;  ; M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RC N, item 4, above) ((Column B) Past due 90 days or more and still accruing)

CINONACNUS         ; RCON1256 ;  ; M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RC N, item 4, above) ((Column C) Nonaccrual)

NUSLF30_89         ; RCON1271 ;  ; M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RC N, item 8, above) ((Column A) Past due 30 through 89 days and still accruing)

LS90MORNUS         ; RCON1272 ;  ; M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RC N, item 8, above) ((Column B) Past due 90 days or more and still accruing)

LSNONACNUS         ; RCON1791 ;  ; M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RC N, item 8, above) ((Column C) Nonaccrual)

                   ;          ;                                                    ; M.4. Memorandum item 4 is to be completed by:**

                   ;          ;                                                    ;     banks with $300 million or more in total assets

                   ;          ;                                                    ;     banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans

AGPF30_89          ; RCON1594 ; 0                                                  ;     Loans to finance agricultural production and other loans to farmers (included in Schedule RC N, item 7, above) ((Column A) Past due 30 through 89 days and still accruing)

                   ;          ;                                                    ; M.4. Memorandum item 4 is to be completed by:**

                   ;          ;                                                    ;     banks with $300 million or more in total assets

                   ;          ;                                                    ;     banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans

PDFRM90MOR         ; RCON1597 ; 0                                                  ;     Loans to finance agricultural production and other loans to farmers (included in Schedule RC N, item 7, above) ((Column B) Past due 90 days or more and still accruing)

                   ;          ;                                                    ; M.4. Memorandum item 4 is to be completed by:**

                   ;          ;                                                    ;     banks with $300 million or more in total assets

                   ;          ;                                                    ;     banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RCC, part I, item 3) exceeding five percent of total loans

FARMNONACC         ; RCON1583 ; 0                                                  ;     Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above) ((Column C) Nonacccrual)

LLHFS30_89         ; RCONC240 ; 0                                                  ; M.5. Loans and leases held for sale (included in Schedule RC N, items 1 through 8, above) ((Column A) Past due 30 through 89 days and still accruing)

LLHFS90MOR         ; RCONC241 ; 0                                                  ; M.5. Loans and leases held for sale (included in Schedule RC N, items 1 through 8, above) ((Column B) Past due 90 days or more and still accruing)

LLHFSNACC          ; RCONC226 ; 0                                                  ; M.5. Loans and leases held for sale (included in Schedule RC N, items 1 through 8, above) ((Column C) Nonaccrual)

                   ;          ;                                                    ; Memorandum item 6 is to be completed by banks with $300 million or more in total assets*

INTRC30_89         ; RCON3529 ;  ; M.6. Interest rate, foreign exchange rate, and other commodity and equity contracts: Fair value of amounts carried as assets ((Column A) Past due 30 through 89 days)

INTRC90MOR         ; RCON3530 ;  ; M.6. Interest rate, foreign exchange rate, and other commodity and equity contracts: Fair value of amounts carried as assets ((Column C) Nonaccrual)

CALLC410           ; RCONC410 ; 0                                                  ; M.7. Additions to nonaccrual assets during the quarter

CALLC411           ; RCONC411 ; 0                                                  ; M.8. Nonaccrual assets sold during the quarter

                   ;          ;                                                    ; * The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2005, Report of Condition.

                   ;          ;                                                    ; Schedule RC O Other Data for Deposit Insurance and FICO Assessments

                   ;          ;                                                    ; 1. Unposted debits (see instructions)

IDEBIT             ; RCON0030 ; 0                                                  ; 1.a. Actual amount of all unposted debits

                   ;          ;                                                    ;         OR

                   ;          ;                                                    ; b. Separate amount of unposted debits

IDEBDEM            ; RCON0031 ; 0                                                  ; 1.b.(1) Actual amount of unposted debits to demand deposits

IDEBTIM            ; RCON0032 ; 0                                                  ; 1.b.(2) Actual amount of unposted debits to time and savings deposits*

                   ;          ;                                                    ; 2. Unposted credits (see instructions)

ICREDIT            ; RCON3510 ; 0                                                  ; 2.a. Actual amount of all unposted credits

                   ;          ;                                                    ;        OR

                   ;          ;                                                    ; 2.b. Separate amount of unposted credits

ICRDEM             ; RCON3512 ; 0                                                  ; 2.b.(1) Actual amount of unposted credits to demand deposits

ICRTIM             ; RCON3514 ; 0                                                  ; 2.b.(2) Actual amount of unposted credits to time and savings deposits*

IBKTRUST           ; RCON3520 ; 0                                                  ; 3. Uninvested trust funds (cash) held in banks own trust department (not included in total deposits)

                   ;          ;                                                    ; 4. Deposits of consolidated subsidiaries (not included in total deposits)

IDEMNCONO          ; RCON2211 ; 0                                                  ; 4.a. Demand deposits of consolidated subsidiaries

ITIMNCONO          ; RCON2351 ; 0                                                  ; 4.b. Time and savings deposits* of consolidated subsidiaries

INTACCONO          ; RCON5514 ; 0                                                  ; 4.c. Interest accrued and unpaid on deposits of consolidated subsidiaries

                   ;          ;                                                    ; 5. Not applicable

                   ;          ;                                                    ; 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank

RESPASDMD          ; RCON2314 ; 0                                                  ; 6.a. Amount reflected in demand deposits (included in Schedule RC E, item 7, column B)

RESPASTMSV         ; RCON2315 ; 0                                                  ; 6.b. Amount reflected in time and savings deposits* (included in Schedule RC E, item 7, column A or C, but not column B)

                   ;          ;                                                    ; 7. Unamortized premiums and discounts on time and savings deposits:*,**

PREMTIMDP          ; RCON5516 ; 0                                                  ; 7.a. Unamortized premiums

DSCTTIMDP          ; RCON5517 ; 0                                                  ; 7.b. Unamortized discounts

                   ;          ;                                                    ; 8. Not applicable

LIFELINE           ; RCON5596 ;  ; 9. Deposits in lifeline accounts

DEPININVCT         ; RCON8432 ; 0                                                  ; 10. Benefit responsive Depository Institution Investment Contracts (included in total deposits)

                   ;          ;                                                    ; 11. Adjustments to demand deposits reported in Schedule RC E for certain reciprocal demand balances

DDADJDECR          ; RCON8785 ; 0                                                  ; 11.a. Amount by which demand deposits would be reduced if the reporting banks reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a ross basis in Schedule RC E had been reported on a net basis

DDADJINCR          ; RCONA181 ; 0                                                  ; 11.b. Amount by which demand deposits would be increased if the reporting banks reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC E had been reported on a gross basis.

DDADJCASH          ; RCONA182 ; 0                                                  ; 11.c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting banks net reciprocal demand balances with the domestic office of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possesions in Schedule RC E

                   ;          ;                                                    ; 12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances)

ASTDMDDEP          ; RCONA527 ; 0                                                  ; 12.a. Amount of assets netted against demand deposits

ASTTMEDEP          ; RCONA528 ; 0                                                  ; 12.b. Amount of assets netted against time and savings deposits

                   ;          ;                                                    ; Memoranda (to be completed each quarter except as noted)

                   ;          ;                                                    ; M.1. Total deposits of the bank (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1) and 1.d.(1)  must equal Schedule RC, item 13.a)

                   ;          ;                                                    ; M.1.a. Deposit accounts (excluding retirement accounts) of $100,000 or less***

CALLF049           ; RCONF049 ; 0                                                  ; M.1.a.(1) Amount of deposit accounts (excluding retirement accounts) of $100,000 or less

CALLF050           ; RCONF050 ;  ; M.1.a.(2) Number of deposit accounts (excluding retirement accounts) of $100,000 or less (to be completed for the June report only)

                   ;          ;                                                    ; M.1.b. Deposit accounts (excluding retirement accounts) of more than $100,000***

CALLF051           ; RCONF051 ; 0                                                  ; M.1.b.(1) Amount of deposit accounts (excluding retirement accounts) of more than $100,000

CALLF052           ; RCONF052 ; 0                                                  ; M.1.b.(2) Number of deposit accounts (excluding retirement accounts) of more than $100,000

                   ;          ;                                                    ; M.1.c. Retirement deposit accounts of $250,000 or less***

CALLF045           ; RCONF045 ; 0                                                  ; M.1.c.(1) Amount of retirement deposit accounts of $250,000 or less

CALLF046           ; RCONF046 ;  ; M.1.c.(2) Number of deposit accounts  of  $250,000 or less (to be completed for June report only)

                   ;          ;                                                    ; M.1.d. Retirement deposit accounts of more than $250,000***

CALLF047           ; RCONF047 ; 0                                                  ; M.1.d.(1) Amount of retirement deposit accounts of more than $250,000

CALLF048           ; RCONF048 ; 0                                                  ; M.1.d.(2) Number of retirement deposit accounts of more than $250,000

                   ;          ;                                                    ; Memorandum item 2 is to be completed by  banks with $1 billion or more in total assets****

UNINSURDEP         ; RCON5597 ; 0                                                  ; M.2. Estimated amount of uninsured deposits (see instructions)

CONSUBCERT         ; RCONA545 ; 0                                                  ; M.3. Has the reporting institution been consolidated with a parent bank or savings association in that parent banks or parent saving associations Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association

                   ;          ;                                                    ; (TEXT A545)

                   ;          ;                                                    ; * For FDIC insurance and FICO assessment purposes, time and savings deposits consists of nontransaction accounts and all transaction accounts other than demand deposits.

                   ;          ;                                                    ; ** Exclude core deposit intangibles.

                   ;          ;                                                    ; *** The dollar amounts used as the basis for reporting in Memoranda items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

                   ;          ;                                                    ; **** The $1 billion asset size test is generally based on the total assets reported in the June 30, 2005, Report of Condition.

                   ;          ;                                                    ; Schedule RC P Closed-End 1-4 Family Residential Mortgage banking Activities

                   ;          ;                                                    ; Schedule RC P is to be completed by (1) all banks with $1 billion or more in total assets* and (2) banks with less than $1 billion in total assets at which either closed-end (first and junior lien) 1-4 family residential loan originations and purchases for resale** from all sources, loan sales, or quarter-end loans held for sale exceed $10 million for two consecutive quarters.

                   ;          ;                                                    ; 1. Retail originations during the quarter of closed-end 1-4 family residential mortgage loans for sale**

CALLF066           ; RCONF066 ; 0                                                  ; 1.a. First liens

CALLF067           ; RCONF067 ; 0                                                  ; 1.b. Junior liens

                   ;          ;                                                    ; 2. Wholesale originations and purchases during the quarter of closed-end 1-4 family residential mortgage loans for sale**

CALLF068           ; RCONF068 ; 0                                                  ; 2.a. First liens

CALLF069           ; RCONF069 ; 0                                                  ; 2.b. Junior liens

                   ;          ;                                                    ; 3. Closed-end 1-4 family residential mortgage loans sold during the quarter

CALLF070           ; RCONF070 ; 0                                                  ; 3.a. First liens

CALLF071           ; RCONF071 ; 0                                                  ; 3.b. Junior liens

                   ;          ;                                                    ; 4. Closed-end 1-4 family residential mortgage loans held for sale at quarter-end (included in Schedule RC, item 4.a)

CALLF072           ; RCONF072 ; 0                                                  ; 4.a. First liens

CALLF073           ; RCONF073 ; 0                                                  ; 4.b. Junior liens

                   ;          ;                                                    ; * The$1 billion asset size test is generally based on the total assets reported on the June 30, 2005, Report of Condition.

                   ;          ;                                                    ; ** Exclude originations and purchases of closed-end 1-4 family residential mortgage loans that are held for investment.

                   ;          ;                                                    ; Schedule RC R Regulatory Capital

                   ;          ;                                                    ; Tier 1 capital

REQCAPTL           ; RCON3210 ; 127776                                             ; 1. Total equity capital (from Schedule RC, item 28)

UNREALAFS          ; RCON8434 ; 5                                                  ; 2. LESS:  Net unrealized gains (losses) on available for sale securities*(if a gain, report as a positive value, if a loss, report as a negative value)

NLAFSEQSEC         ; RCONA221 ; 0                                                  ; 3. LESS:  Net unrealized loss on available for sale EQUITY securities* (report loss as a positive value)

ACCGLCFHEDG        ; RCON4336 ; 0                                                  ; 4. LESS:  Accumulated net gains (losses) on cash flow hedges* (if a gain, report as a positive value, if a loss, report as a negative value)

NONQPPSTK          ; RCONB588 ; 0                                                  ; 5. LESS: Nonqualifying perpetual preferred stock

QMINTSUB           ; RCONB589 ; 0                                                  ; 6. Qualifying minority interests in consolidated subsidiaries

DISSGWOTH          ; RCONB590 ; 0                                                  ; 7. LESS: Disallowed goodwill and other disallowed intangible assets

TIER1SUBT          ; RCONC227 ; 127771                                             ; 8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)

DISSACCRL          ; RCONB591 ; 0                                                  ; 9.a. LESS: Disallowed servicing assets and purchased credit card relationships

DEFTAXAST          ; RCON5610 ; 0                                                  ; 9.b. LESS: Disallowed deferred tax assets

OTHT1CAP           ; RCONB592 ; 0                                                  ; 10. Other additions to (deductions from) Tier 1 capital

TIER1CAP           ; RCON8274 ; 127771                                             ; 11. Tier 1 capital (sum of items 8, and 10, less items 9.a and 9.b)

                   ;          ;                                                    ; Tier 2 capital

QSUBDEBT           ; RCON5306 ; 0                                                  ; 12. Qualifying subordinated debt and redeemable preferred stock

CMLPPSTK           ; RCONB593 ; 0                                                  ; 13. Cumulative perpetual preferred stock includible in Tier 2 capital

ALLOSSINCL         ; RCON5310 ; 0                                                  ; 14. Allowance for loan and lease losses includible in Tier 2 capital

NGAFSEQSEC         ; RCON2221 ; 0                                                  ; 15. Unrealized gains on available for sale equity securities includible in Tier 2 capital

OTHT2CAP           ; RCONB594 ; 0                                                  ; 16. Other Tier 2 capital components

TOTT2CAP           ; RCON5311 ; 0                                                  ; 17. Tier 2 capital (sum of items 12 through 16)

TIER2CAP           ; RCON8275 ; 0                                                  ; 18. Allowable Tier 2 capital (lesser of item 11 or 17)

TIER3CAP           ; RCON1395 ; 0                                                  ; 19. Tier 3 capital allocated for market risk

RBCDEDUCT          ; RCONB595 ; 0                                                  ; 20. LESS: Deductions for total risk based capital

TOTQUALCAP         ; RCON3792 ; 127771                                             ; 21. Total risk based capital (sum of items 11, 18, and 19, less item 20)

                   ;          ;                                                    ; Total assets for leverage ratio

LVGAVGAST          ; RCON3368 ; 145023                                             ; 22. Average total assets (from Schedule RC K, item 9)

GWDISSINT          ; RCONB590 ; 0                                                  ; 23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)

SRVASDISS          ; RCONB591 ; 0                                                  ; 24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)

DISSDEFTX          ; RCON5610 ; 0                                                  ; 25. LESS: Disallowed deferred tax assets (from item 9 above)

LEVCAPDED          ; RCONB596 ; 0                                                  ; 26. LESS: Other deductions from assets for leverage capital purposes

AVGTOTASET         ; RCONA224 ; 145023                                             ; 27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)

                   ;          ;                                                    ; Adjustments for financial subsidiaries

TIER1ADJS          ; RCONC228 ; 0                                                  ; 28.a. Adjustment to Tier 1 capital reported in item 11

RBCFSADJ           ; RCONB503 ; 0                                                  ; 28.b. Adjustment to total risk based capital reported in item 21

RWAFSADJ           ; RCONB504 ; 0                                                  ; 29. Adjustment to risk weighted assets reported in item 62

AVGAFSADJ          ; RCONB505 ; 0                                                  ; 30. Adjustment to average total assets reported in item 27

                   ;          ;                                                    ; Capital ratios

                   ;          ;                                                    ; (Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)

FST1LEVR           ; RCON7273 ; 0 ; 31. Tier 1 leverage ratio** ((Column A) Percentage)

T1CAPFDI           ; RCON7204 ; 88.1 ; 31. Tier 1 leverage ratio** ((Column B) Percentage)

FST1RBCR           ; RCON7274 ; 0 ; 32. Tier 1 risk based capital ratio*** ((Column A) Percentage)

T1RBRWFDI          ; RCON7206 ; 277.34 ; 32. Tier 1 risk based capital ratio*** ((Column B) Percentage)

FSTOTRBCR          ; RCON7275 ; 0 ; 33. Total risk based capital ratio**** ((Column A) Percentage)

TOTRBRWFDI         ; RCON7205 ; 277.34 ; 33. Total risk based capital ratio**** ((Column B) Percentage)

                   ;          ;                                                    ; Banks are not required to risk weight each on balance sheet asset and the credit equivalent amount of each off balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC R, each bank should decide for itself how detaild a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some of all of these items at 100% risk weight (50 percent for derivatives).

                   ;          ;                                                    ; Balance Sheet Asset Categories

RTOTCASH           ; RCON0010 ; 57864                                              ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column A) Totals (from Schedule RC))

CALLC869           ; RCONC869 ; 0                                                  ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column B) Items Not Subject to Risk Weighting)

IBAL0P             ; RCONB600 ; 91                                                 ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column C) Allocation by Risk Weight Category (0%))

IBAL20P            ; RCONB601 ; 57773                                              ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column D) Allocation by Risk Weight Category (20%))

IBAL100P           ; RCONB602 ; 0                                                  ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC, items 1.a and 1.b) ((Column F) Allocation by Risk Weight Category (100%))

RHTMSEC            ; RCON1754 ; 0                                                  ; 35. Held to maturity securities ((Column A) Totals (from Schedule RC))

SECHTMNRW          ; RCONB603 ; 0                                                  ; 35. Held to maturity securities ((Column B) Items Not Subject to Risk Weighting)

SECHTM0P           ; RCONB604 ; 0                                                  ; 35. Held to maturity securities ((Column C) Allocation by Risk Weight Category (0%))

SECHTM20P          ; RCONB605 ; 0                                                  ; 35. Held to maturity securities ((Column D) Allocation by Risk Weight Category (20%))

SECHTM50P          ; RCONB606 ; 0                                                  ; 35. Held to maturity securities ((Column E) Allocation by Risk Weight Category (50%))

SECHTM100P         ; RCONB607 ; 0                                                  ; 35. Held to maturity securities ((Column F) Allocation by Risk Weight Category (100%))

RAFSSEC            ; RCON1773 ; 86802                                              ; 36. Available for sale securities ((Column A) Totals (from Schedule RC))

SECAFSNRW          ; RCONB608 ; 8                                                  ; 36. Available for sale securities ((Column B) Items Not Subject to Risk Weighting)

SECAFS0P           ; RCONB609 ; 20469                                              ; 36. Available for sale securities ((Column C) Allocation by Risk Weight Category (0%))

SECAFS20P          ; RCONB610 ; 66325                                              ; 36. Available for sale securities ((Column D) Allocation by Risk Weight Category (20%))

SECAFS50P          ; RCONB611 ; 0                                                  ; 36. Available for sale securities ((Column E) Allocation by Risk Weight Category (50%))

SECAFS100P         ; RCONB612 ; 0                                                  ; 36. Available for sale securities ((Column F) Allocation by Risk Weight Category (100%))

RFFSRESL           ; RCONC225 ; 0                                                  ; 37. Federal funds sold and securities purchased under agreements to resell ((Column A) Totals (from Schedule RC))

FSSPRE0P           ; RCONC063 ; 0                                                  ; 37. Federal funds sold and securities purchased under agreements to resell ((Column C) Allocation by Risk Weight Category (0%))

FSSPRE20P          ; RCONC064 ; 0                                                  ; 37. Federal funds sold and securities purchased under agreements to resell ((Column D) Allocation by Risk Weight Category (20%))

FSSPRE100P         ; RCONB520 ; 0                                                  ; 37. Federal funds sold and securities purchased under agreements to resell ((Column F) Allocation by Risk Weight Category (100%))

RLNSLSALE          ; RCON5369 ; 0                                                  ; 38. Loans and leases held for sale ((Column A) Totals (from Schedule RC))

LLHFSNRW           ; RCONB617 ; 0                                                  ; 38. Loans and leases held for sale ((Column B) Items Not Subject to Risk Weighting)

LLHFS0P            ; RCONB618 ; 0                                                  ; 38. Loans and leases held for sale ((Column C) Allocation by Risk Weight Category (0%))

LLHFS20P           ; RCONB619 ; 0                                                  ; 38. Loans and leases held for sale ((Column D) Allocation by Risk Weight Category (20%))

LLHFS50P           ; RCONB620 ; 0                                                  ; 38. Loans and leases held for sale ((Column E) Allocation by Risk Weight Category (50%))

LLHFS100P          ; RCONB621 ; 0                                                  ; 38. Loans and leases held for sale ((Column F) Allocation by Risk Weight Category (100%))

RNETLNSLS          ; RCONB528 ; 0                                                  ; 39. Loans and leases, net of unearned income ((Column A) Totals (from Schedule RC))

TLLNETNRW          ; RCONB622 ; 0                                                  ; 39. Loans and leases, net of unearned income ((Column B) Items Not Subject to Risk Weighting)

TLLNET0P           ; RCONB623 ; 0                                                  ; 39. Loans and leases, net of unearned income ((Column C) Allocation by Risk Weight Category (0%))

TLLNET20P          ; RCONB624 ; 0                                                  ; 39. Loans and leases, net of unearned income ((Column D) Allocation by Risk Weight Category (20%))

TLLNET50P          ; RCONB625 ; 0                                                  ; 39. Loans and leases, net of unearned income ((Column E) Allocation by Risk Weight Category (50%))

TLLNET100P         ; RCONB626 ; 0                                                  ; 39. Loans and leases, net of unearned income ((Column F) Allocation by Risk Weight Category (100%))

RLNLSALOW          ; RCON3123 ; 0                                                  ; 40. LESS: Allowance for loan and lease losses ((Column A) Totals (from Schedule RC))

ALOWNRWT           ; RCON3123 ; 0                                                  ; 40. LESS: Allowance for loan and lease losses ((Column B) Items Not Subject to Risk Weighting)

RTRADEAST          ; RCON3545 ; 0                                                  ; 41. Trading assets ((Column A) Totals (from Schedule RC))

TRADEANRW          ; RCONB627 ; 0                                                  ; 41. Trading assets ((Column B) Items Not Subject to Risk Weighting)

TRADEA0P           ; RCONB628 ; 0                                                  ; 41. Trading assets ((Column C) Allocation by Risk Weight Category (0%))

TRADEA20P          ; RCONB629 ; 0                                                  ; 41. Trading assets ((Column D) Allocation by Risk Weight Category (20%))

TRADEA50P          ; RCONB630 ; 0                                                  ; 41. Trading assets ((Column E) Allocation by Risk Weight Category (50%))

TRADEA100P         ; RCONB631 ; 0                                                  ; 41. Trading assets ((Column F) Allocation by Risk Weight Category (100%))

RALLOTAST          ; RCONB639 ; 30295                                              ; 42. All other assets***** ((Column A) Totals (from Schedule RC))

OASSTNRW           ; RCONB640 ; 0                                                  ; 42. All other assets***** ((Column B) Items Not Subject to Risk Weighting)

OASST0P            ; RCONB641 ; 3240                                               ; 42. All other assets***** ((Column C) Allocation by Risk Weight Category (0%))

OASST20P           ; RCONB642 ; 7256                                               ; 42. All other assets***** ((Column D) Allocation by Risk Weight Category (20%))

OASST50P           ; RCONB643 ; 0                                                  ; 42. All other assets***** ((Column E) Allocation by Risk Weight Category (50%))

OASST100P          ; RCON5339 ; 19799                                              ; 42. All other assets***** ((Column F) Allocation by Risk Weight Category (100%))

RTOTAST            ; RCON2170 ; 174961                                             ; 43. Total assets (sum of items 34 through 42) ((Column A) Totals (from Schedule RC))

TASSTNRW           ; RCONB644 ; 8                                                  ; 43. Total assets (sum of items 34 through 42) ((Column B) Items Not Subject to Risk Weighting)

TASST0P            ; RCON5320 ; 23800                                              ; 43. Total assets (sum of items 34 through 42) ((Column C) Allocation by Risk Weight Category (0%))

TASST20P           ; RCON5327 ; 131354                                             ; 43. Total assets (sum of items 34 through 42) ((Column D) Allocation by Risk Weight Category (20%))

TASST50P           ; RCON5334 ; 0                                                  ; 43. Total assets (sum of items 34 through 42) ((Column E) Allocation by Risk Weight Category (50%))

TASST100P          ; RCON5340 ; 19799                                              ; 43. Total assets (sum of items 34 through 42) ((Column F) Allocation by Risk Weight Category (100%))

                   ;          ;                                                    ; Derivatives and Off Balance Sheet Items

RFINSTL            ; RCONB546 ; 0                                                  ; 44. Financial standby letters of credit (Credit Conversion Factor) (1.00 or 12.5*******)

                   ;          ;                                                    ; 44. Financial standby letters of credit (Credit Conversion Factor) 1.00 or 12.5*******

FNLCREQIV          ; RCONB547 ; 0                                                  ; 44. Financial standby letters of credit ((Column B) Credit Equivalent Amount******)

FNLCR0P            ; RCONB548 ; 0                                                  ; 44. Financial standby letters of credit ((Column C) Allocation by Risk Weight Category (0%))

FNLCR20P           ; RCONB581 ; 0                                                  ; 44. Financial standby letters of credit ((Column D) Allocation by Risk Weight Category (20%))

FNLCR50P           ; RCONB582 ; 0                                                  ; 44. Financial standby letters of credit ((Column E) Allocation by Risk Weight Category (50%))

FNLCR100P          ; RCONB583 ; 0                                                  ; 44. Financial standby letters of credit ((Column F) Allocation by Risk Weight Category (100%))

RPERFSTBY          ; RCON3821 ; 0                                                  ; 45. Performance standby letters of credit ((Column A) Face Value or Notional Amount)

                   ;          ;                                                    ; 45. Performance standby letters of credit (Credit Conversion Factor) (.50)

PSTBYCREQ          ; RCONB650 ; 0                                                  ; 45. Performance standby letters of credit ((Column B) Credit Equivalent Amount*

PSTBY0P            ; RCONB651 ; 0                                                  ; 45. Performance standby letters of credit ((Column C) Allocation by Risk Weight Category (0%))

PSTBY20P           ; RCONB652 ; 0                                                  ; 45. Performance standby letters of credit ((Column D) Allocation by Risk Weight Category (20%))

PSTBY50P           ; RCONB653 ; 0                                                  ; 45. Performance standby letters of credit ((Column E) Allocation by Risk Weight Category (50%))

PSTBY100P          ; RCONB654 ; 0                                                  ; 45. Performance standby letters of credit ((Column F) Allocation by Risk Weight Category (100%))

RCMLTCRD           ; RCON3411 ; 0                                                  ; 46. Commercial and similar letters of credit ((Column A) Face Value or Notional Amount))

                   ;          ;                                                    ; 46. Commercial and similar letters of credit (Credit Conversion Factor) (.20)

LTCRCREQ           ; RCONB655 ; 0                                                  ; 46. Commercial and similar letters of credit ((Column B) Credit Equivalent Amount******)

LTCR0P             ; RCONB656 ; 0                                                  ; 46. Commercial and similar letters of credit ((Column C) Allocation by Risk Weight Category (0%))

LTCR20P            ; RCONB657 ; 0                                                  ; 46. Commercial and similar letters of credit ((Column D) Allocation by Risk Weight Category (20%))

LTCR50P            ; RCONB658 ; 0                                                  ; 46. Commercial and similar letters of credit ((Column E) Allocation by Risk Weight Category (50%))

LTCR100P           ; RCONB659 ; 0                                                  ; 46. Commercial and similar letters of credit ((Column F) Allocation by Risk Weight Category (100%))

PARTACQUIR         ; RCON3429 ; 0                                                  ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column A) Face Value or Notional Amount)

                   ;          ;                                                    ; 47. Risk participations in bankers acceptances acquired by the reporting institution (Credit Conversion Factor) (1.00)

PTACQCREQ          ; RCONB660 ; 0                                                  ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column B) Credit Equivalent Amount******)

PTACQ0P            ; RCONB661 ; 0                                                  ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column C) Allocation by Risk Weight Category (0%))

PTACQ20P           ; RCONB662 ; 0                                                  ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column D) Allocation by Risk Weight Category (20%))

PTACQ100P          ; RCONB663 ; 0                                                  ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column F) Allocation by Risk Weight Category (100%))

RSECLENT           ; RCON3433 ; 0                                                  ; 48. Securities lent ((Column A) Face Value or Notional Amount)

                   ;          ;                                                    ; 48. Securities lent (Credit Conversion Factor) (1.00)

SECLCREQ           ; RCONB664 ; 0                                                  ; 48. Securities lent ((Column B) Credit Equivalent Amount******)

SECL0P             ; RCONB665 ; 0                                                  ; 48. Securities lent ((Column C) Allocation by Risk Weight Category (0%))

SECL20P            ; RCONB666 ; 0                                                  ; 48. Securities lent ((Column D) Allocation by Risk Weight Category (20%))

SECL50P            ; RCONB667 ; 0                                                  ; 48. Securities lent ((Column E) Allocation by Risk Weight Category (50%))

SECL100P           ; RCONB668 ; 0                                                  ; 48. Securities lent ((Column F) Allocation by Risk Weight Category (100%))

SMLBREC            ; RCONA250 ; 0                                                  ; 49. Retained recourse on small business obligations sold with recourse ((Column A) Face Value or Notional Amount)

                   ;          ;                                                    ; 49. Retained recourse on small business obligations sold with recourse (Credit Conversion Factor) (1.00)

SMBRECCREQ         ; RCONB669 ; 0                                                  ; 49. Retained recourse on small business obligations sold with recourse ((Column B) Credit Equivalent Amount******)

SMBREC0P           ; RCONB670 ; 0                                                  ; 49. Retained recourse on small business obligations sold with recourse ((Column C) Allocation by Risk Weight Category (0%))

SMBREC20P          ; RCONB671 ; 0                                                  ; 49. Retained recourse on small business obligations sold with recourse ((Column D) Allocation by Risk Weight Category (20%))

SMBREC50P          ; RCONB672 ; 0                                                  ; 49. Retained recourse on small business obligations sold with recourse ((Column E) Allocation by Risk Weight Category (50%))

SMBREC100P         ; RCONB673 ; 0                                                  ; 49. Retained recourse on small business obligations sold with recourse ((Column F) Allocation by Risk Weight Category (100%))

FACEDCS            ; RCONB541 ; 0                                                  ; 50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement ((Column A) Face Value or Notional Amount)

                   ;          ;                                                    ; 50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement (Credit Conversion Factor) (12.5*******)

CREQDCS            ; RCONB542 ; 0                                                  ; 50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement ((Column B) Credit Equivalent Amount ******)

RSKWDCS            ; RCONB543 ; 0                                                  ; 50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement ((Column F) Allocation by Risk Weight Weight Category (100%))

OTHSWR             ; RCONB675 ; 0                                                  ; 51. All other financial assets sold with recourse ((Column A) Face Value or Notional Amount)

                   ;          ;                                                    ; 51. All other financial assets sold with recourse (Credit Conversion Factor) (1.00)

OTHSWRCREQ         ; RCONB676 ; 0                                                  ; 51. All other financial assets sold with recourse ((Column B) Credit Equivalent Amount******)

OTHSWR0P           ; RCONB677 ; 0                                                  ; 51. All other financial assets sold with recourse ((Column C) Allocation by Risk Weight Category (0%))

OTHSWR20P          ; RCONB678 ; 0                                                  ; 51. All other financial assets sold with recourse ((Column D) Allocation by Risk Weight Category (20%))

OTHSWR50P          ; RCONB679 ; 0                                                  ; 51. All other financial assets sold with recourse ((Column E) Allocation by Risk Weight Category (50%))

OTHSWR100P         ; RCONB680 ; 0                                                  ; 51. All other financial assets sold with recourse ((Column F) Allocation by Risk Weight Category (100%))

OTHOFBL            ; RCONB681 ; 0                                                  ; 52. All other off balance sheet liabilities ((Column A) Face Value or Notional Amount)

                   ;          ;                                                    ; 52. All other off balance sheet liabilities (Credit Conversion Factor) (1.00)

OFBALCREQ          ; RCONB682 ; 0                                                  ; 52. All other off balance sheet liabilities ((Column B) Credit Equivalent Amount******)

OFBAL0P            ; RCONB683 ; 0                                                  ; 52. All other off balance sheet liabilities ((Column C) Allocation by Risk Weight Category (0%))

OFBAL20P           ; RCONB684 ; 0                                                  ; 52. All other off balance sheet liabilities ((Column D) Allocation by Risk Weight Category (20%))

OFBAL50P           ; RCONB685 ; 0                                                  ; 52. All other off balance sheet liabilities ((Column E) Allocation by Risk Weight Category (50%))

OFBALL100P         ; RCONB686 ; 0                                                  ; 52. All other off balance sheet liabilities ((Column F) Allocation by Risk Weight Category (100%))

UNCMTOV1YR         ; RCON3833 ; 0                                                  ; 53. Unused commitments with an original maturity exceeding one year ((Column A) Face Value or Notional Amount)

                   ;          ;                                                    ; 53. Unused commitments with an original maturity exceeding one year (Credit Conversion Factor) (.50)

OV1UCCREQ          ; RCONB687 ; 0                                                  ; 53. Unused commitments with an original maturity exceeding one year ((Column B) Credit Equivalent Amount******)

OV1UC0P            ; RCONB688 ; 0                                                  ; 53. Unused commitments with an original maturity exceeding one year ((Column C) Allocation by Risk Weight Category (0%))

OV1UC20P           ; RCONB689 ; 0                                                  ; 53. Unused commitments with an original maturity exceeding one year ((Column D) Allocation by Risk Weight Category (20%))

OV1UC50P           ; RCONB690 ; 0                                                  ; 53. Unused commitments with an original maturity exceeding one year ((Column E) Allocation by Risk Weight Category (50%))

OV1UC100P          ; RCONB691 ; 0                                                  ; 53. Unused commitments with an original maturity exceeding one year ((Column F) Allocation by Risk Weight Category (100%))

DRVCTCREQ          ; RCONA167 ; 0                                                  ; 54. Derivative contracts ((Column B) Credit Equivalent Amount******)

DRVCT0P            ; RCONB693 ; 0                                                  ; 54. Derivative contracts ((Column C) Allocation by Risk Weight Category (0%))

DRVCT20P           ; RCONB694 ; 0                                                  ; 54. Derivative contracts ((Column D) Allocation by Risk Weight Category (20%))

DRVCT50P           ; RCONB695 ; 0                                                  ; 54. Derivative contracts ((Column E) Allocation by Risk Weight Category (50%))

                   ;          ;                                                    ; Totals

TADOFF0P           ; RCONB696 ; 23800                                              ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column C) Allocation by Risk Weight Category (0%))

TADOFF20P          ; RCONB697 ; 131354                                             ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column D) Allocation by Risk Weight Category (20%))

TADOFF50P          ; RCONB698 ; 0                                                  ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column E) Allocation by Risk Weight Category (50%))

TADOFF100P         ; RCONB699 ; 19799                                              ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column F) Allocation by Risk Weight Category (100%))

                   ;          ;                                                    ; 56. Risk weight factor (Column C) (x 0%)

                   ;          ;                                                    ; 56. Risk weight factor (Column D) (x 20%)

                   ;          ;                                                    ; 56. Risk weight factor (Column E) (x 50%)

                   ;          ;                                                    ; 56. Risk weight factor (Column F) (x 100%)

TRWA0P             ; RCONB700 ; 0                                                  ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column C) Allocation by Risk Weight Category (0%))

TRWA20P            ; RCONB701 ; 26271                                              ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column D) Allocation by Risk Weight Category (20%))

TRWA50P            ; RCONB702 ; 0                                                  ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column E) Allocation by Risk Weight Category (50%))

TRWA100P           ; RCONB703 ; 19799                                              ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column F) Allocation by Risk Weight Category (100%))

MKTRSKASET         ; RCON1651 ; 0                                                  ; 58. Market risk equivalent assets ((Column F) Allocation by Risk Weight Category (100%))

RWABD100P          ; RCONB704 ; 46070                                              ; 59. Risk weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)) ((Column F) Allocation by Risk Weight Category (100%))

ALWLNLSLOS         ; RCONA222 ; 0                                                  ; 60. LESS: Excess allowance for loan and lease losses ((Column F) Allocation by Risk Weight Category (100%))

RESTRNRISK         ; RCON3128 ; 0                                                  ; 61. LESS: Allocated transfer risk reserve ((Column F) Allocation by Risk Weight Category (100%))

RSKWGTASET         ; RCONA223 ; 46070                                              ; 62. Total risk weighted assets (item 59 minus items 60 and 61) ((Column F) Allocation by Risk Weight Category (100%))

                   ;          ;                                                    ; Memoranda

NETCREXPO          ; RCON8764 ; 0                                                  ; M.1. Current credit exposure across all derivative contracts covered by the risk based capital standards

                   ;          ;                                                    ; M.2. Notional principal amounts of derivative contracts:*********

INTRTE1LES         ; RCON3809 ; 0                                                  ; M.2.a. Interest rate contracts ((With a remaining maturity of) (Column A) One year or less)

INTRTE1_5          ; RCON8766 ; 0                                                  ; M.2.a. Interest rate contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

INTRTEOV5          ; RCON8767 ; 0                                                  ; M.2.a. Interest rate contracts ((With a remaining maturity of) (Column C) Over five years)

FGNEX1LES          ; RCON3812 ; 0                                                  ; M.2.b. Foreign exchange contracts ((With a remaining maturity of) (Column A) One year or less)

FGNEX1_5           ; RCON8769 ; 0                                                  ; M.2.b. Foreign exchange contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

FGNEXOV5           ; RCON8770 ; 0                                                  ; M.2.b. Foreign exchange contracts ((With a remaining maturity of) (Column C) Over five years)

GLDCNT1YOL         ; RCON8771 ; 0                                                  ; M.2.c. Gold contracts ((With a remaining maturity of) (Column A) One year or less)

GLDCNT1_5          ; RCON8772 ; 0                                                  ; M.2.c. Gold contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

GLDCNTOV5          ; RCON8773 ; 0                                                  ; M.2.c. Gold contracts ((With a remaining maturity of) (Column C) Over five years)

OTHMET1YOL         ; RCON8774 ; 0                                                  ; M.2.d. Other precious metals contracts ((With a remaining maturity of) (Column A) One year or less)

OTHMET1_5          ; RCON8775 ; 0                                                  ; M.2.d. Other precious metals contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

OTHMETOV5          ; RCON8776 ; 0                                                  ; M.2.d. Other precious metals contracts ((With a remaining maturity of) (Column C) Over five years)

CMDTYCNT1YOL       ; RCON8777 ; 0                                                  ; M.2.e. Other commodity contracts ((With a remaining maturity of) (Column A) One year or less)

CMDTYCNT1_5        ; RCON8778 ; 0                                                  ; M.2.e. Other commodity contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

CMDTYCNTOV5        ; RCON8779 ; 0                                                  ; M.2.e. Other commodity contracts ((With a remaining maturity of) (Column C) Over five years)

EQCNT1YOL          ; RCONA000 ; 0                                                  ; M.2.f. Equity derivative contracts ((With a remaining maturity of) (Column A) One year or less)

EQCNT1_5           ; RCONA001 ; 0                                                  ; M.2.f. Equity derivative contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

EQCNTOV5           ; RCONA002 ; 0                                                  ; M.2.f. Equity derivative contracts ((With a remaining maturity of) (Column C) Over five years)

                   ;          ;                                                    ; M.2.g. Credit derivative contracts

CALLC980           ; RCONC980 ; 0                                                  ; M.2.g. (1) Investment grade ((with a remaining maturity of (Column A) One Year or less)

CALLC981           ; RCONC981 ; 0                                                  ; M.2.g. (1) Investment grade ((with a remaining maturity of (Column B) Over one year through five years)

CALLC982           ; RCONC982 ; 0                                                  ; M.2.g. (1) Investment grade ((with a remaining maturity of (Column C) Over five years)

CALLC983           ; RCONC983 ; 0                                                  ; M.2.g. (2) Subinvestment grade ((with a remaining maturity of (Column A) Over one year or less)

CALLC984           ; RCONC984 ; 0                                                  ; M.2.g. (2) Subinvestment grade ((with a remaining maturity of (Column B) Over one year through five years)

CALLC985           ; RCONC985 ; 0                                                  ; M.2.g. (2) Subinvestment grade ((with a remaining maturity of (Column C) Over five years)

                   ;          ;                                                    ; * Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

                   ;          ;                                                    ; ** The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).

                   ;          ;                                                    ; *** The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).

                   ;          ;                                                    ; **** The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

                   ;          ;                                                    ; ***** Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers liability on acceptances outstanding, intangible assets, and other assets.

                   ;          ;                                                    ; ****** Column A multiplied by credit conversion factor.

                   ;          ;                                                    ; ******* For financial standby letter of credit to which the low level exposure rule applies, use a credit conversion factor of 12.5 or an institution specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information

                   ;          ;                                                    ; ******** Or institution specific factor.

                   ;          ;                                                    ; ********* Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

                   ;          ;                                                    ; Schedule RC S Servicing, Securitization and Asset Sale Activities

                   ;          ;                                                    ; Bank Securitization Activities

BASWRF1_4          ; RCONB705 ; 0                                                  ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column A) 1 to 4 Family Residential Loans)

BASWRHEL           ; RCONB706 ; 0                                                  ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column B) Home Equity Lines)

BASWRCCR           ; RCONB707 ; 0                                                  ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column C) Credit Card Receivables)

BASWRAUTOL         ; RCONB708 ; 0                                                  ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column D) Auto Loans)

BASWROTHCL         ; RCONB709 ; 0                                                  ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recource of other seller provided credit enhancements ((Column E) Other Consumer Loans)

BASWRCIL           ; RCONB710 ; 0                                                  ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column F) Commercial and Industrial Loans)

BASWROTHLL         ; RCONB711 ; 0                                                  ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column G) All Other Loans, All Leases, and All Other Assets)

                   ;          ;                                                    ; 2. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to structures reported in item 1 in the form of

RIOSXF1_4          ; RCONB712 ; 0                                                  ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule RC, item 5) ((Column A) 1 to 4 Family Residential Loans)

RIOSXHEL           ; RCONB713 ; 0                                                  ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule RC, item 5) ((Column B) Home Equity Lines)

RIOSXCCR           ; RCONB714 ; 0                                                  ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule RC, item 5) ((Column C) Credit Card Receivables)

RIOSXAUTOL         ; RCONB715 ; 0                                                  ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule RC, item 5) ((Column D) Auto Loans)

RIOSXOTHCL         ; RCONB716 ; 0                                                  ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule RC, item 5) ((Column E) Other Consumer Loans)

RIOSXCIL           ; RCONB717 ; 0                                                  ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule RC, item 5) ((Column F) Commercial and Industrial Loans)

RIOSXOTHLL         ; RCONB718 ; 0                                                  ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule RC, item 5) ((Column G) All Other Loans, All Leases, and All Other Assets)

SSRIF1_4           ; RCONC393 ; 0                                                  ; 2.b. Subordinated securities, and other residual interests ((Column A) 1 to 4 Family Residential Loans)

SSRIHEL            ; RCONC394 ; 0                                                  ; 2.b. Subordinated securities, and other residual interests ((Column B) Home Equity Lines)

SSRICCR            ; RCONC395 ; 0                                                  ; 2.b. Subordinated securities, and other residual interests ((Column C) Credit Card Receivables)

SSRIAUTOL          ; RCONC396 ; 0                                                  ; 2.b. Subordinated securities, and other residual interests ((Column D) Auto Loans)

SSRIOTHCL          ; RCONC397 ; 0                                                  ; 2.b. Subordinated securities, and other residual interests ((Column E) Other Consumer Loans)

SSRICIL            ; RCONC398 ; 0                                                  ; 2.b. Subordinated securities, and other residual interests ((Column F) Commercial and Industrial Loans)

SSRIOTHLL          ; RCONC399 ; 0                                                  ; 2.b. Subordinated securities, and other residual interests ((Column G) All Other Loans, All Leases, and All Other Assets)

SLCOF1_4           ; RCONC400 ; 0                                                  ; 2.c. Standby letters of credit and other enhancements ((Column A) 1 to 4 Family Residential Loans)

SLCOHEL            ; RCONC401 ; 0                                                  ; 2.c. Standby letters of credit and other enhancements ((Column B) Home Equity Lines)

SLCOCCR            ; RCONC402 ; 0                                                  ; 2.c. Standby letters of credit and other enhancements ((Column C) Credit Card Receivables)

SLCOAUTOL          ; RCONC403 ; 0                                                  ; 2.c. Standby letters of credit and other enhancements ((Column D) Auto Loans)

SLCOOTHCL          ; RCONC404 ; 0                                                  ; 2.c. Standby letters of credit and other enhancements ((Column E) Other Consumer Loans)

SLCOCIL            ; RCONC405 ; 0                                                  ; 2.c. Standby letters of credit and other enhancements ((Column F) Commercial and Industrial Loans)

SLCOOTHLL          ; RCONC406 ; 0                                                  ; 2.c. Standby letters of credit and other enhancements ((Column G) All Other Loans, All Leases, and All Other Assets)

UCASWRF1_4         ; RCONB726 ; 0                                                  ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column A) 1 to 4 Family Residential Loans)

UCASWRHEL          ; RCONB727 ; 0                                                  ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column B) Home Equity Lines)

UCASWRCCR          ; RCONB728 ; 0                                                  ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column C) Credit Card Receivables)

UCASWRAUTOL        ; RCONB729 ; 0                                                  ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column D) Auto Loans)

UCASWROTHCL        ; RCONB730 ; 0                                                  ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column E) Other Consumer Loans)

UCASWRCIL          ; RCONB731 ; 0                                                  ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column F) Commercial and Industrial Loans)

UCASWROTHLL        ; RCONB732 ; 0                                                  ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column G) All Other Loans, All Leases, and All Other Assets)

                   ;          ;                                                    ; 4. Past due loan amounts included in item 1

PD30_89F1_4        ; RCONB733 ; 0                                                  ; 4.a. 30 to 89 days past due ((Column A) 1 to 4 Family Residential Loans)

PD30_89HEL         ; RCONB734 ; 0                                                  ; 4.a. 30 to 89 days past due ((Column B) Home Equity Lines)

PD30_89CCR         ; RCONB735 ; 0                                                  ; 4.a. 30 to 89 days past due ((Column C) Credit Card Receivables)

PD30_89AUTOL       ; RCONB736 ; 0                                                  ; 4.a. 30 to 89 days past due ((Column D) Auto Loans)

PD30_89OTHCL       ; RCONB737 ; 0                                                  ; 4.a. 30 to 89 days past due ((Column E) Other Consumer Loans)

PD30_89CIL         ; RCONB738 ; 0                                                  ; 4.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)

PD30_89OLL         ; RCONB739 ; 0                                                  ; 4.a. 30 to 89 days past due ((Column G) All Other Loans, All Leases, and All Other Assets)

PD90MF1_4          ; RCONB740 ; 0                                                  ; 4.b. 90 days or more past due ((Column A) 1 to 4 Family Residential Loans)

PD90MHEL           ; RCONB741 ; 0                                                  ; 4.b. 90 days or more past due ((Column B) Home Equity Lines)

PD90MCCR           ; RCONB742 ; 0                                                  ; 4.b. 90 days or more past due ((Column C) Credit Card Receivables)

PD90MAUTOL         ; RCONB743 ; 0                                                  ; 4.b. 90 days or more past due ((Column D) Auto Loans)

PD90MOTHCL         ; RCONB744 ; 0                                                  ; 4.b. 90 days or more past due ((Column E) Other Consumer Loans)

PD90MCIL           ; RCONB745 ; 0                                                  ; 4.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)

PD90MOLL           ; RCONB746 ; 0                                                  ; 4.b. 90 days or more past due ((Column G) All Other Loans, All Leases, and All Other Assets)

                   ;          ;                                                    ; 5. Charge offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements (calendar year to date)

COFSASF1_4         ; RIADB747 ; 0                                                  ; 5.a. Charge offs ((Column A) 1 to 4 Family Residential Loans)

COFSASHEL          ; RIADB748 ; 0                                                  ; 5.a. Charge offs ((Column B) Home Equity Lines)

COFSASCCR          ; RIADB749 ; 0                                                  ; 5.a. Charge offs ((Column C) Credit Card Receivables)

COFSASAUTOL        ; RIADB750 ; 0                                                  ; 5.a. Charge offs ((Column D) Auto Loans)

COFSASOTHCL        ; RIADB751 ; 0                                                  ; 5.a. Charge offs ((Column E) Other Consumer Loans)

COFSASCIL          ; RIADB752 ; 0                                                  ; 5.a. Charge offs ((Column F) Commercial and Industrial Loans)

COFSASOLL          ; RIADB753 ; 0                                                  ; 5.a. Charge offs ((Column G) All Other Loans, All Leases, and All Other Assets)

RECVASF1_4         ; RIADB754 ; 0                                                  ; 5.b. Recoveries ((Column A) 1 to 4 Family Residential Loans)

RECVASHEL          ; RIADB755 ; 0                                                  ; 5.b. Recoveries ((Column B) Home Equity Lines)

RECVASCCR          ; RIADB756 ; 0                                                  ; 5.b. Recoveries ((Column C) Credit Card Receivables)

RECVASAUTOL        ; RIADB757 ; 0                                                  ; 5.b. Recoveries ((Column D) Auto Loans)

RECVASOTHCL        ; RIADB758 ; 0                                                  ; 5.b. Recoveries ((Column E) Other Consumer Loans)

RECVASCIL          ; RIADB759 ; 0                                                  ; 5.b. Recoveries ((Column F) Commercial and Industrial Loans)

RECVASOLL          ; RIADB760 ; 0                                                  ; 5.b. Recoveries ((Column G) All Other Loans, All Leases, and All Other Assets)

                   ;          ;                                                    ; 6. Amount of ownership (or sellers) interests carried as

OISECHEL           ; RCONB761 ; 0                                                  ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column B) Home Equity Lines)

OISECCCR           ; RCONB762 ; 0                                                  ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column C) Credit Card Receivables)

OISECCIL           ; RCONB763 ; 0                                                  ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) (Column F) Commercial and Industrial Loans

OILNHEL            ; RCONB500 ; 0                                                  ; 6.b. Loans (included in Schedule RC C) ((Column B) Home Equity Lines)

OILNCCR            ; RCONB501 ; 0                                                  ; 6.b. Loans (included in Schedule RC C) ((Column C) Credit Card Receivables)

OILNCIL            ; RCONB502 ; 0                                                  ; 6.b. Loans (included in Schedule RC C) ((Column F) Commercial and Industrial Loans)

                   ;          ;                                                    ; 7. Past due loan amounts included in interests reported in item 6.a

SHELPD30_89        ; RCONB764 ; 0                                                  ; 7.a. 30 to 89 days past due ((Column B) Home Equity Lines)

SCCRPD30_89        ; RCONB765 ; 0                                                  ; 7.a. 30 to 89 days past due ((Column C) Credit Card Receivables)

SCILPD30_89        ; RCONB766 ; 0                                                  ; 7.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)

SHELPD90M          ; RCONB767 ; 0                                                  ; 7.b. 90 days or more past due ((Column B) Home Equity Lines)

SCCRPD90M          ; RCONB768 ; 0                                                  ; 7.b. 90 days or more past due ((Column C) Credit Card Receivables)

SCILPD90M          ; RCONB769 ; 0                                                  ; 7.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)

                   ;          ;                                                    ; 8. Charge offs and recoveries on loan amounts included in interests reported in item 6. a (calendar year to date)

SHELCOFS           ; RIADB770 ; 0                                                  ; 8.a. Charge offs ((Column B) Home Equity Lines)

SCCRCOFS           ; RIADB771 ; 0                                                  ; 8.a. Charge offs ((Column C) Credit Card Receivables)

SCILCOFS           ; RIADB772 ; 0                                                  ; 8.a. Charge offs ((Column F) Commercial and Industrial Loans)

SHELRECV           ; RIADB773 ; 0                                                  ; 8.b. Recoveries ((Column B) Home Equity Lines)

SCCRRECV           ; RIADB774 ; 0                                                  ; 8.b. Recoveries ((Column C) Credit Card Receivables)

SCILRECV           ; RIADB775 ; 0                                                  ; 8.b. Recoveries ((Column F) Commercial and Industrial Loans)

                   ;          ;                                                    ; For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions

CRXOBF1_4          ; RCONB776 ; 0                                                  ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements ((Column A) 1 to 4 Family Residential Loans))

CRXOBHEL           ; RCONB777 ; 0                                                  ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchasedsubordinated securities, and other enhancements ((Column B) Home Equity Lines))

CRXOBCCR           ; RCONB778 ; 0                                                  ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements ((Column C) Credit Card Receivables))

CRXOBAUTOL         ; RCONB779 ; 0                                                  ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchasedsubordinated securities, and other enhancements ((Column D) Auto Loans))

CRXOBOTHCL         ; RCONB780 ; 0                                                  ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchasedsubordinated securities, and other enhancements  ((Column E) Other Consumer Loans))

CRXOBCIL           ; RCONB781 ; 0                                                  ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchasedsubordinated securities, and other enhancements ((Column F) Commercial and Industrial Loans))

CRXOBOLL           ; RCONB782 ; 0                                                  ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements ((Column G) All Other Loans, All Leases, and All Other Assets)

UCOBF1_4           ; RCONB783 ; 0                                                  ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column A) 1 to 4 Family Residential Loans)

UCOBFHEL           ; RCONB784 ; 0                                                  ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column B) Home Equity Lines))

UCOBCCR            ; RCONB785 ; 0                                                  ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column C) Credit Card Receivables)

UCOBAUTOL          ; RCONB786 ; 0                                                  ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column D) Auto Loans)

UCOBOTHCL          ; RCONB787 ; 0                                                  ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column E) Other Consumer Loans)

UCOBCIL            ; RCONB788 ; 0                                                  ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column F) Commercial and Industrial Loans)

UCOBOLL            ; RCONB789 ; 0                                                  ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column G) All Other Loans, All Leases, and All Other Assets)

                   ;          ;                                                    ; Bank Asset Sales

ASRF1_4NS          ; RCONB790 ; 0                                                  ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column A) 1 to 4 Family Residential Loans)

ASRHELNS           ; RCONB791 ; 0                                                  ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column B) Home Equity Lines))

ASRCCRNS           ; RCONB792 ; 0                                                  ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column C) Credit Card Receivables)

ASRAUTOLNS         ; RCONB793 ; 0                                                  ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column D) Auto Loans)

ASROTHCLNS         ; RCONB794 ; 0                                                  ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column E) Other Consumer Loans)

ASRCILNS           ; RCONB795 ; 0                                                  ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column F) Commercial and Industrial Loans)

ASROLLNS           ; RCONB796 ; 0                                                  ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column G) All Other Loans, All Leases, and All Other Assets)

CRXF1_4ASR         ; RCONB797 ; 0                                                  ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column A) 1 to 4 Family Residential Loans)

CRXHELASR          ; RCONB798 ; 0                                                  ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column B) Home Equity Lines))

CRXCCRASR          ; RCONB799 ; 0                                                  ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column C) Credit Card Receivables)

CRXAUTOLASR        ; RCONB800 ; 0                                                  ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column D) Auto Loans)

CRXOCLASR          ; RCONB801 ; 0                                                  ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column E) Other Consumer Loans)

CRXCILASR          ; RCONB802 ; 0                                                  ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column F) Commercial and Industrial Loans)

CRXOLLASR          ; RCONB803 ; 0                                                  ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column G) All Other Loans, All Leases, and All Other Assets)

                   ;          ;                                                    ; Memoranda

                   ;          ;                                                    ; M.1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994

SMLBUSOBLG         ; RCONA249 ; 0                                                  ; M.1.a. Outstanding principal balance

SMLBUSRECRS        ; RCONA250 ; 0                                                  ; M.1.b. Amount of retained recourse on these obligations as of the report date

                   ;          ;                                                    ; M.2. Outstanding principal balance of assets serviced for others

ASRVWRF1_4         ; RCONB804 ; 0                                                  ; M.2.a. 1 to 4 family residential mortgages serviced with recourse or other servicer provided credit enhancements

ASRVNRF1_4         ; RCONB805 ; 0                                                  ; M.2.b. 1 to 4 family residential mortgages serviced with no recourse or other servicer provided credit enhancements

LNSNFAMSERV        ; RCONA591 ; 0                                                  ; M.2.c. Other financial assets*

                   ;          ;                                                    ; M.3. Asset backed commercial paper conduits

                   ;          ;                                                    ; M.3.a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements

CRXCONBK           ; RCONB806 ; 0                                                  ; M.3.a.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company

CRXCONOIN          ; RCONB807 ; 0                                                  ; M.3.a.(2) Conduits sponsored by other unrelated institutions

                   ;          ;                                                    ; M.3.b. Unused commitments to provide liquidity to conduit structures

UCCONBK            ; RCONB808 ; 0                                                  ; M.3.b.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company

UCCONOIN           ; RCONB809 ; 0                                                  ; M.3.b.(2) Conduits sponsored by other unrelated institutions

OTCCFFCR           ; RCONC407 ; 0                                                  ; M.4.Outstanding credit card fees and finance charges included in Schedule RC S, item 1, column C**

                   ;          ;                                                    ; * Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than 10 million.

                   ;          ;                                                    ; ** Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit specialty banks as defi ned for Uniform Bank Performance Report purposes.

                   ;          ;                                                    ; Schedule RC T Fiduciary and Related Services

                   ;          ;                                                    ; Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.

FIDPWIND           ; RCONA345 ; 1                                                  ; 1. Does the institution have fiduciary powers? (If "NO", do not complete Schedule RC T.)

FIDPWXIND          ; RCONA346 ; 1                                                  ; 2. Does the institution exercise the fiduciary powers it has been granted?

FIDACTVIND         ; RCONB867 ; 1                                                  ; 3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO", do not complete the rest of Schedule RC T.)

                   ;          ;                                                    ; If the answer to item 3 is "YES," complete the applicable items of Schedule RC T, as follows

                   ;          ;                                                    ; Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

                   ;          ;                                                    ;     Items 4 through 19 quarterly,

                   ;          ;                                                    ;     Items 20 through 23 annually with the December report, and

                   ;          ;                                                    ;     Memorandum items 1 through 4 annually with the December report.

                   ;          ;                                                    ; Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

                   ;          ;                                                    ;     Items 4 through 23 annually with the December report, and

                   ;          ;                                                    ;     Memorandum items 1 through 4 annually with the December report.

                   ;          ;                                                    ; Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

                   ;          ;                                                    ;     Items 4 through 10 annually with the December report, and

                   ;          ;                                                    ;     Memorandum items 1 through 3 annually with the December report.

                   ;          ;                                                    ; FIDUCIARY AND RELATED ASSETS

PTRMASS            ; RCONB868 ; 222609                                             ; 4. Personal trust and agency accounts ((Column A) Managed Assets)

PTRNMASS           ; RCONB869 ; 0                                                  ; 4. Personal trust and agency accounts ((Column B) Non Managed Assets)

PTRMNUM            ; RCONB870 ; 62                                                 ; 4. Personal trust and agency accounts ((Column C) Number of Managed Accounts)

PTRNMNUM           ; RCONB871 ; 1                                                  ; 4. Personal trust and agency accounts ((Column D) Number of Non Managed Accounts)

                   ;          ;                                                    ; 5. Retirement related trust and agency accounts

EMBDFCMA           ; RCONB872 ; 0                                                  ; 5.a. Employee benefit defined contribution ((Column A) Managed Assets)

EMBDFCNMA          ; RCONB873 ; 0                                                  ; 5.a. Employee benefit defined contribution ((Column B) Non Managed Assets)

EMBDFCMNUM         ; RCONB874 ; 0                                                  ; 5.a. Employee benefit defined contribution ((Column C) Number of Managed Accounts)

EMBDFCNMNUM        ; RCONB875 ; 0                                                  ; 5.a. Employee benefit defined contribution ((Column D) Number of Non Managed Accounts)

EMBDFBMA           ; RCONB876 ; 802                                                ; 5.b. Employee benefit defined benefit ((Column A) Managed Assets)

EMBDFBNMA          ; RCONB877 ; 0                                                  ; 5.b. Employee benefit defined benefit ((Column B) Non Managed Assets)

EMBDFBMNUM         ; RCONB878 ; 2                                                  ; 5.b. Employee benefit defined benefit ((Column C) Number of Managed Accounts)

EMBDFBNMNUM        ; RCONB879 ; 0                                                  ; 5.b. Employee benefit defined benefit ((Column D) Number of Non Managed Accounts)

ORTAMASS           ; RCONB880 ; 18205                                              ; 5.c. Other retirement accounts ((Column A) Managed Assets)

ORTANMASS          ; RCONB881 ; 518                                                ; 5.c. Other retirement accounts ((Column B) Non Managed Assets)

ORTMNUM            ; RCONB882 ; 29                                                 ; 5.c. Other retirement accounts ((Column C) Number of Managed Accounts)

ORTNMNUM           ; RCONB883 ; 1                                                  ; 5.c. Other retirement accounts ((Column D) Number of Non Managed Accounts)

CRPAGMASS          ; RCONB884 ; 0                                                  ; 6. Corporate trust and agency accounts ((Column A) Managed Assets)

CRPAGNMASS         ; RCONB885 ; 16533748                                           ; 6. Corporate trust and agency accounts ((Column B) Non Managed Assets)

CRPAGMNUM          ; RCONC001 ; 0                                                  ; 6. Corporate trust and agency accounts ((Column C) Number of Managed Accounts)

CRPAGNMNUM         ; RCONC002 ; 6386                                               ; 6. Corporate trust and agency accounts ((Column D) Number of Non Managed Accounts)

INVMASS            ; RCONB886 ; 1592371                                            ; 7. Investment management agency accounts ((Column A) Managed Assets)

INVMNUM            ; RCONB888 ; 443                                                ; 7. Investment management agency accounts ((Column C) Number of Managed Accounts)

OFAMASS            ; RCONB890 ; 0                                                  ; 8. Other fiduciary accounts ((Column A) Managed Assets)

OFANMASS           ; RCONB891 ; 0                                                  ; 8. Other fiduciary accounts ((Column B) Non-Managed Assets)

OFAMNUM            ; RCONB892 ; 0                                                  ; 8. Other fiduciary accounts ((Column C) Number of Managed Accounts)

OFANMNUM           ; RCONB893 ; 0                                                  ; 8. Other fiduciary accounts ((Column D) Number of Non Managed Accounts)

TFDAMASS           ; RCONB894 ; 1833987                                            ; 9. Total fiduciary accounts (sum of items 4 through 8) ((Column A) Managed Assets)

TFDANMASS          ; RCONB895 ; 16534266                                           ; 9. Total fiduciary accounts (sum of items 4 through 8) ((Column B) Non Managed Assets)

TFDAMNUM           ; RCONB896 ; 536                                                ; 9. Total fiduciary accounts (sum of items 4 through 8) ((Column C) Number of Managed Accounts)

TFDANMNUM          ; RCONB897 ; 6388                                               ; 9. Total fiduciary accounts (sum of items 4 through 8) ((Column D) Number of Non-Managed Accounts)

CUSTNMASS          ; RCONB898 ; 0                                                  ; 10. Custody and safekeeping accounts ((Column B) Non Managed Assets)

CUSTNMNUM          ; RCONB899 ; 0                                                  ; 10. Custody and safekeeping accounts ((Column D) Number of Non Managed Accounts)

                   ;          ;                                                    ; 11. Not applicable

                   ;          ;                                                    ; Memoranda

                   ;          ;                                                    ; M.1. Managed assets held in personal trust and agency accounts

PTRNINTDEP         ; RCONB913 ; 0                                                  ; M.1.a. Noninterest bearing deposits

PTRINTDEP          ; RCONB914 ; 7417                                               ; M.1.b. Interest bearing deposits

PTRUSGOVT          ; RCONB915 ; 7615                                               ; M.1.c. U.S. Treasury and U.S. Government agency obligations

PTRMUNI            ; RCONB916 ; 11005                                              ; M.1.d. State, county and municipal obligations

PTRMMF             ; RCONB917 ; 0                                                  ; M.1.e. Money market mutual funds

PTRSHTOBL          ; RCONB918 ; 0                                                  ; M.1.f. Other short term obligations

PTROTHNB           ; RCONB919 ; 3103                                               ; M.1.g. Other notes and bonds

PTRCPSTK           ; RCONB920 ; 103287                                             ; M.1.h. Common and preferred stocks

PTRREMTG           ; RCONB921 ; 0                                                  ; M.1.i. Real estate mortgages

PTRRE              ; RCONB922 ; 89727                                              ; M.1.j. Real estate

PTRMISC            ; RCONB923 ; 455                                                ; M.1.k. Miscellaneous assets

TPTRAG             ; RCONB868 ; 222609                                             ; M.1.l. Total managed assets held in personal trust and agency accounts (sum of Memorandum items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)

                   ;          ;                                                    ; M.2. Corporate trust and agency accounts

CPMUNINUM          ; RCONB927 ; 13564                                              ; M.2.a. Corporate and municipal trusteeships ((Column A) Number of Issues)

CPMUNIAMT          ; RCONB928 ; 515279379                                          ; M.2.a. Corporate and municipal trusteeships ((Column B) Principal Amount Outstanding)

CPOTHNUM           ; RCONB929 ; 3554                                               ; M.2.b. Transfer agent, registrar, paying agent, and other corporate agency ((Column A) Number of Issues)

                   ;          ;                                                    ; M.3. Collective investment funds and common trust funds

DMEQNUM            ; RCONB931 ; 0                                                  ; M.3.a. Domestic equity ((Column A) Number of Funds)

DMEQMV             ; RCONB932 ; 0                                                  ; M.3.a. Domestic equity ((Column B) Market Value of Fund Assets)

GLEQNUM            ; RCONB933 ; 0                                                  ; M.3.b. International/Global equity ((Column A) Number of Funds)

GLEQMV             ; RCONB934 ; 0                                                  ; M.3.b. International/Global equity ((Column B) Market Value of Fund Assets)

STKBNDNUM          ; RCONB935 ; 0                                                  ; M.3.c. Stock/Bond blend ((Column A) Number of Funds)

STKBNDMV           ; RCONB936 ; 0                                                  ; M.3.c. Stock/Bond blend ((Column B) Market Value of Fund Assets)

TXBNDNUM           ; RCONB937 ; 0                                                  ; M.3.d. Taxable bond ((Column A) Number of Funds)

TXBNDMV            ; RCONB938 ; 0                                                  ; M.3.d. Taxable bond ((Column B) Market Value of Fund Assets)

MUNINUM            ; RCONB939 ; 0                                                  ; M.3.e. Municipal bond ((Column A) Number of Funds)

MUNIMV             ; RCONB940 ; 0                                                  ; M.3.e. Municipal bond ((Column B) Market Value of Fund Assets)

SHMMNUM            ; RCONB941 ; 0                                                  ; M.3.f. Short term investments/Money market ((Column A) Number of Funds)

SHMMMV             ; RCONB942 ; 0                                                  ; M.3.f. Short term investments/Money market ((Column B) Market Value of Fund Assets)

SPOTHNUM           ; RCONB943 ; 0                                                  ; M.3.g. Specialty/Other ((Column A) Number of Funds)

SPOTHMV            ; RCONB944 ; 0                                                  ; M.3.g. Specialty/Other ((Column B) Market Value of Fund Assets)

TCIFNUM            ; RCONB945 ; 0                                                  ; M.3.h. Total collective investment funds (sum of Memorandum items 3.a through 3.g) ((Column A) Number of Funds)

TCIFMV             ; RCONB946 ; 0                                                  ; M.3.h. Total collective investment funds (sum of Memorandum items 3.a through 3.g) ((Column B) Market Value of Fund Assets)

                   ;          ;                                                    ; Consolidated Report of Income

                   ;          ;                                                    ; All Report of Income schedules are to be reported on a calendar year to date basis in thousands of dollars

                   ;          ;                                                    ; Schedule RI Income Statement

                   ;          ;                                                    ; 1. Interest income

                   ;          ;                                                    ; 1.a. Items 1.a.(1) through (6) are to be completed by all banks

                   ;          ;                                                    ; Interest and fee income on loans

IRELNS             ; RIAD4011 ; 0                                                  ; 1.a.(1) Loans secured by real estate

ICILNS             ; RIAD4012 ; 0                                                  ; 1.a.(2) Commercial and industrial loans

                   ;          ;                                                    ; 1.a.(3) Loans to individuals for household, family, and other personal expenditures

ILINDCRCD          ; RIADB485 ; 0                                                  ; 1.a.(3).(a) Credit cards

ILINDOTH           ; RIADB486 ; 0                                                  ; 1.a.(3).(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)

IFORGOVLNS         ; RIAD4056 ; 0                                                  ; 1.a.(4) Loans to foreign governments and official institutions

IOTHLOANS          ; RIAD4058 ; 0                                                  ; 1.a.(5) All other loans*

ILOANS             ; RIAD4010 ; 0                                                  ; 1.a.(6) Total interest and fee income on loans (sum of items 1.a.(1) through 1.a.(5))

IDLFIN             ; RIAD4065 ; 0                                                  ; 1.b. Income from lease financing receivables

IDEPINBAL          ; RIAD4115 ; 950                                                ; 1.c. Interest income on balances due from depository institutions**

                   ;          ;                                                    ; 1.d. Interest and dividend income on securities

IUSTRSXMBS         ; RIADB488 ; 4022                                               ; 1.d.(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage backed securities)

IMORTBS            ; RIADB489 ; 0                                                  ; 1.d.(2) Mortgage backed securities

ISECAOTH           ; RIAD4060 ; 17                                                 ; 1.d.(3). All other securities (includes securities issued by states and political subdivisions in the U.S.)

ITRADE             ; RIAD4069 ; 0                                                  ; 1.e. Interest income from trading assets

IFFSOLD            ; RIAD4020 ; 0                                                  ; 1.f. Interest income on federal funds sold and securities purchased under agreements to resell

IOTHINT            ; RIAD4518 ; 180                                                ; 1.g. Other interest income

TOTINTINC          ; RIAD4107 ; 5169                                               ; 1.h. Total interest income (sum of items 1.a(6) through 1.g)

                   ;          ;                                                    ; 2. Interest expense

                   ;          ;                                                    ; 2.a. Interest on deposits

ETRANSDEP          ; RIAD4508 ; 0                                                  ; 2.a.(1). Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)

                   ;          ;                                                    ; 2.a.(2). Nontransaction accounts

ENTSAVDP           ; RIAD0093 ; 0                                                  ; 2.a.(2).(a) Savings deposits (includes MMDAs)

ETMEGT100          ; RIADA517 ; 0                                                  ; 2.a.(2).(b) Time deposits of $100,000 or more

ETMELT100          ; RIADA518 ; 0                                                  ; 2.a.(2).(c) Time deposits of less than $100,000

EFFPUR             ; RIAD4180 ; 0                                                  ; 2.b. Expense of federal funds purchased and securities sold under agreements to repurchase

EBORROWING         ; RIAD4185 ; 0                                                  ; 2.c. Interest on trading liabilities and other borrowed money

ESUBORN            ; RIAD4200 ; 0                                                  ; 2.d. Interest on subordinated notes and debentures

TOTINTEXP          ; RIAD4073 ; 0                                                  ; 2.e. Total interest expense (sum of items 2.a through 2.d)

NETINTINC          ; RIAD4074 ; 5169                                               ; 3. Net interest income (item 1.h minus 2.e)

ELNLOSS            ; RIAD4230 ; 0                                                  ; 4. Provision for loan and lease losses

                   ;          ;                                                    ; 5. Noninterest income

IFIDUC             ; RIAD4070 ; 138929                                             ; 5.a. Income from fiduciary activities***

ISERCHG            ; RIAD4080 ; 0                                                  ; 5.b. Service charges on deposit accounts

TRDREVTOT          ; RIADA220 ; 0                                                  ; 5.c. Trading revenue*****

IINVBKF            ; RIADB490 ; 0                                                  ; 5.d. Investment banking, advisory, brokerage, and underwriting fees and commissions

IVTCAPREV          ; RIADB491 ; 0                                                  ; 5.e. Venture capital revenue

INETSRVF           ; RIADB492 ; 0                                                  ; 5.f. Net servicing fees

INETSECZ           ; RIADB493 ; 0                                                  ; 5.g. Net securitization income

UNDWRINC           ; RIADC386 ; 0                                                  ; 5.h.(1) Underwriting income from insurance and reinsurance activities

INCOTHACT          ; RIADC387 ; 0                                                  ; 5.h.(2) Income from other insurance activities

NETGNSLN           ; RIAD5416 ; 0                                                  ; 5.i. Net gains (losses) on sales of loans and leases

NETGNSRE           ; RIAD5415 ; 0                                                  ; 5.j. Net gains (losses) on sales of other real estate owned

NETGNSOA           ; RIADB496 ; 0                                                  ; 5.k. Net gains (losses) on sales of other assets (excluding securities)

OTHNIINC           ; RIADB497 ; 0                                                  ; 5.l. Other noninterest income*

TOTNINTINC         ; RIAD4079 ; 138929                                             ; 5.m. Total noninterest income (sum of items 5.a through 5.l)

ISECGLHTM          ; RIAD3521 ; 0                                                  ; 6.a. Realized gains (losses) on held to maturity securities

ISECGLAFS          ; RIAD3196 ; 0                                                  ; 6.b. Realized gains (losses) on available for sale securities

                   ;          ;                                                    ; 7. Noninterest expense

ESAL               ; RIAD4135 ; 40192                                              ; 7.a. Salaries and employee benefits

EPREMAGG           ; RIAD4217 ; 6013                                               ; 7.b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)

GDWLIMPLS          ; RIADC216 ; 0                                                  ; 7.c.(1). Goodwill impairment losses

AMEXPINTN          ; RIADC232 ; 0                                                  ; 7.c.(2). Amortization expense and impairment losses for other intangible assets

EOTHNONINT         ; RIAD4092 ; 55074                                              ; 7.d. Other noninterest expense*

TOTNINTEXP         ; RIAD4093 ; 101279                                             ; 7.e.Total noninterest expense (sum of items 7.a through 7.d)

INCBEFTAX          ; RIAD4301 ; 42819                                              ; 8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)

INCTAXOPER         ; RIAD4302 ; 18019                                              ; 9. Applicable income taxes (on item 8)

INCBEFEXTR         ; RIAD4300 ; 24800                                              ; 10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)

EXTRA              ; RIAD4320 ; 0                                                  ; 11. Extraordinary items and other adjustments, net of income taxes*

NETINC             ; RIAD4340 ; 24800                                              ; 12. Net income (loss) (sum of items 10 and 11)

                   ;          ;                                                    ; Memoranda

EINTNOTDED         ; RIAD4513 ; 0                                                  ; M.1. Interest expense incurred to carry tax exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes

IFEEMUTFND         ; RIAD8431 ; 0                                                  ; M.2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)

IESTTXEXOT         ; RIAD4313 ; 0                                                  ; M.3. Income on tax exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)

ITXEXSECST         ; RIAD4507 ; 0                                                  ; M.4. Income on tax exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))

NUMEMP             ; RIAD4150 ; 265                                                ; M.5. Number of full time equivalent employees at end of current period (round to nearest whole number)

                   ;          ;                                                    ; M.6. Memorandum item 6 is to be completed by ******

                   ;          ;                                                    ;         banks with $300 million or more in total assets, and

                   ;          ;                                                    ;         banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans.

IFARMLOANS         ; RIAD4024 ; 0                                                  ; Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))

BNKACQDTE          ; RIAD9106 ; 0                                                  ; M.7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the banks acquisition *******

                   ;          ;                                                    ; M.8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC K, item 7) of $2 million or more for any quarter of the preceding calender year.)

INTRTETRDREV       ; RIAD8757 ; 0                                                  ; M.8.a. Interest rate exposures

FGNEXTRDREV        ; RIAD8758 ; 0                                                  ; M.8.b. Foreign exchange exposures

EQTRDREV           ; RIAD8759 ; 0                                                  ; M.8.c. Equity security and index exposures

CMDTYTRDREV        ; RIAD8760 ; 0                                                  ; M.8.d. Commodity and other exposures

                   ;          ;                                                    ; M.9. Not applicable

                   ;          ;                                                    ; M.10. To be completed by banks with $300 million or more in total assets:******

CRLOSDER           ; RIADA251 ;  ; Credit losses on derivatives (see instructions)

SUBCHAPSIND        ; RIADA530 ; 0                                                  ; M.11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?

                   ;          ;                                                    ; ** Includes interest and fee income on Loans to depository institutions and acceptances of other banks, Loans to finance agricultural production and other loans of farmers, Obligations (other than securities and leases) of states and political subdivisions inthe U.S. and "Other loans."

                   ;          ;                                                    ; ** Includes interest income on time certificates of deposit not held for trading.

                   ;          ;                                                    ; **** For banks required to complete Schedule RC T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC T, item 19.

                   ;          ;                                                    ; ***** For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.

                   ;          ;                                                    ; ****** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.

                   ;          ;                                                    ; ******* For example, a bank acquired on March 1, 2005, would report 20050301.

                   ;          ;                                                    ; Schedule RI A Changes in Equity Capital

                   ;          ;                                                    ; Indicate decreases and losses in parentheses

CAPPREV            ; RIAD3217 ; 120947                                             ; 1. Total equity capital most recently reported for the December 31, 2005, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)

CAPRESTATE         ; RIADB507 ; 0                                                  ; 2. Restatements due to corrections of material accounting errors and changes in accounting principles*

CAPBALPY           ; RIADB508 ; 120947                                             ; 3. Balance end of previous calendar year as restated (sum of items 1 and 2)

CAPNET             ; RIAD4340 ; 24800                                              ; 4. Net income (loss) (must equal Schedule RI, item 12)

CAPSTKXTR          ; RIADB509 ; 0                                                  ; 5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)

CAPTRSTK           ; RIADB510 ; 0                                                  ; 6. Treasury stock transactions, net

CAPMRG             ; RIAD4356 ; 0                                                  ; 7. Changes incident to business combinations, net

CAPDIVP            ; RIAD4470 ; 0                                                  ; 8. LESS: Cash dividends declared on preferred stock

CAPDIVC            ; RIAD4460 ; 18000                                              ; 9. LESS: Cash dividends declared on common stock

CAPCOMPI           ; RIADB511 ; 29                                                 ; 10. Other comprehensive income **

CAPHOLDTRX         ; RIAD4415 ; 0                                                  ; 11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)

CAPEND             ; RIAD3210 ; 127776                                             ; 12. Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 28)

                   ;          ;                                                    ; *Describe on Schedule RI E Explanations

                   ;          ;                                                    ; ** Includes changes in net unrealized holding gains (losses) on available for sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.

                   ;          ;                                                    ; Schedule RI B Charge offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

                   ;          ;                                                    ; Part I. Charge offs and Recoveries on Loans and Leases

                   ;          ;                                                    ; Part I includes charge offs and recoveries through the allocated transfer risk reserve

                   ;          ;                                                    ; 1. Loans secured by real estate

CONSTCOFS          ; RIAD3582 ; 0                                                  ; 1.a. Construction, land development, and other land loans ((Column A) Charge offs* (Calendar year to date))

CONSTRECOV         ; RIAD3583 ; 0                                                  ; 1.a. Construction, land development, and other land loans ((Column B) Recoveries (Calendar year to date))

FARMCHGOF          ; RIAD3584 ; 0                                                  ; 1.b. Secured by farmland ((Column A) Charge offs* (Calendar year to date))

FARMRECOV          ; RIAD3585 ; 0                                                  ; 1.b. Secured by farmland ((Column B) Recoveries (Calendar year to date))

                   ;          ;                                                    ; 1.c. Secured by 1-4 family residential properties

REVRSCOFS          ; RIAD5411 ; 0                                                  ; 1.c.(1) Revolving, open end loans secured by 1-4 family residential properties and extended under lines of credit ((Column A) Charge offs* (Calendar year to date))

REVRSRECOV         ; RIAD5412 ; 0                                                  ; 1.c.(1) Revolving, open end loans secured by 1-4 family residential properties and extended under lines of credit ((Column B) Recoveries (Calendar year to date))

                   ;          ;                                                    ; 1.c.(2) Closed end loans secured by 1-4 family residential properties

CLD1STCOFS         ; RIADC234 ; 0                                                  ; 1.c.(2).(a)  Secured by first liens ((Column A) Charge offs* (Calendar year to date))

CLD1STRECOV        ; RIADC217 ; 0                                                  ; 1.c.(2).(a)  Secured by first liens ((Column B) Recoveries (Calendar year to date))

CLDJLCOFS          ; RIADC235 ; 0                                                  ; 1.c.(2).(b)  Secured by junior liens ((Column A) Charge offs* (Calendar year to date))

CLDJLRECOV         ; RIADC218 ; 0                                                  ; 1.c.(2).(b)  Secured by junior liens ((Column B) Recoveries (Calendar year to date))

MLTRSCOFS          ; RIAD3588 ; 0                                                  ; 1.d. Secured by multifamily (5 or more) residential properties ((Column A) Charge offs* (Calendar year to date))

MLTRSRECOV         ; RIAD3589 ; 0                                                  ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) Recoveries (Calendar year to date))

NONRSCOFS          ; RIAD3590 ; 0                                                  ; 1.e. Secured by nonfarm nonresidential properties ((Column A) Charge offs* (Calendar year to date))

NONRSRECOV         ; RIAD3591 ; 0                                                  ; 1.e. Secured by nonfarm nonresidential properties ((Column B) Recoveries (Calendar year to date))

DEPCOFS            ; RIAD4481 ; 0                                                  ; 2. Loans to depository institutions and acceptances of other banks ((Column A) Charge offs* (Calendar year to date))

DEPRECV            ; RIAD4482 ; 0                                                  ; 2. Loans to depository institutions and acceptances of other banks ((Column B) Recoveries (Calendar year to date))

                   ;          ;                                                    ; 3. Not applicable

CICOFS             ; RIAD4638 ; 0                                                  ; 4. Commercial and industrial loans ((Column A) Charge offs* (Calendar year to date))

CIRECV             ; RIAD4608 ; 0                                                  ; 4. Commercial and industrial loans ((Column B) Recoveries (Calendar year to date))

                   ;          ;                                                    ; 5. Loans to individuals for household, family, and other personal expenditures

CRCDCOFS           ; RIADB514 ; 0                                                  ; 5.a. Credit cards ((Column A) Charge offs* (Calendar year to date))

CRCDRECOV          ; RIADB515 ; 0                                                  ; 5.a. Credit cards ((Column B) Recoveries (Calendar year to date))

NCRCDCOFS          ; RIADB516 ; 0                                                  ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Charge offs* (Calendar year to date))

NCRCDRECOV         ; RIADB517 ; 0                                                  ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Recoveries (Calendar year to date))

FGCOFS             ; RIAD4643 ; 0                                                  ; 6. Loans to foreign governments and official institutions ((Column A) Charge offs* (Calendar year to date))

FGRECV             ; RIAD4627 ; 0                                                  ; 6. Loans to foreign governments and official institutions ((Column B) Recoveries (Calendar year to date))

OLNSCOFS           ; RIAD4644 ; 0                                                  ; 7. All other loans** ((Column A) Charge offs* (Calendar year to date))

OLNSRECV           ; RIAD4628 ; 0                                                  ; 7. All other loans** ((Column B) Recoveries (Calendar year to date))

LEASECOFS          ; RIAD4266 ; 0                                                  ; 8. Lease financing receivables ((Column A) Charge offs* (Calendar year to date))

LEASERECV          ; RIAD4267 ; 0                                                  ; 8. Lease financing receivables ((Column B) Recoveries (Calendar year to date))

TOTALCOFS          ; RIAD4635 ; 0                                                  ; 9. Total (sum of items 1 through 8) ((Column A) Charge offs* (Calendar year to date))

TOTALRECV          ; RIAD4605 ; 0                                                  ; 9. Total (sum of items 1 through 8) ((Column B) Recoveries (Calendar year to date))

                   ;          ;                                                    ; Memoranda

COMRECOFS          ; RIAD5409 ; 0                                                  ; M.1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above ((Column A) Charge-offs* (Calendar-year-to-date))

COMRERECOV         ; RIAD5410 ; 0                                                  ; M.1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above ((Column B) Recoveries (Calendar-year-to-date))

                   ;          ;                                                    ; M.2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:***

RECOFSNUS          ; RIAD4652 ;  ; M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RI B, part I, item 1, above) ((Column A) Charge offs* (Calendar year to date))

RERECVNUS          ; RIAD4662 ;  ; M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RI B, part I, item 1, above) ((Column B) Recoveries (Calendar year to date))

DEPCOFSFOR         ; RIAD4654 ;  ; M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column A) Charge offs* (Calendar year to date))

DEPRECVFOR         ; RIAD4664 ;  ; M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column B) Recoveries (Calendar year to date))

CINUCOFS           ; RIAD4646 ;  ; M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RI B, part I, item 4, above) ((Column A) Charge offs* (Calendar year to date))

CINURECV           ; RIAD4618 ;  ; M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in Schedule RI B, part I, item 4, above) ((Column B) Recoveries (Calendar year to date))

LSECOFSNUS         ; RIAD4659 ;  ; M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RI B, part I, item 8, above) ((Column A) Charge offs* (Calendar year to date))

LSERECVNUS         ; RIAD4669 ;  ; M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RI B, part I, item 8, above) ((Column B) Recoveries (Calendar year to date))

FARMCOFS           ; RIAD4655 ; 0                                                  ; M.3. Memorandum item 3 is to be completed by:*** banks with $300 million or more in total assets, and banks with less than $300 million in total assets that have loans to

FARMRECV           ; RIAD4665 ; 0                                                  ; M.3. Memorandum item 3 is to be completed by:***

                   ;          ;                                                    ;         banks with $300 million or more in total assets, and

                   ;          ;                                                    ;         banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans

                   ;          ;                                                    ; Loans to finance agricultural production and other loans to farmers (included in Schedule RI B, part I, item 7, above) (Column A) Charge offs*

                   ;          ;                                                    ; Loans to finance agricultural production and other loans to farmers (included in Schedule RI B, part I, item 7, above) (Column B) Recoveries

                   ;          ;                                                    ; Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

UNCOLLCCF          ; RIADC388 ; 0                                                  ; M.4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge offs against the allowance for loan and lease losses)

                   ;          ;                                                    ; Part II. Changes in Allowance for Loan and Lease Losses

LNLSPREV           ; RIADB522 ; 0                                                  ; 1. Balance most recently reported for the December 31, 2005, Reports of Condition and Income. (i.e., after adjustments from amended Reports of Income)

LNLSREC            ; RIAD4605 ; 0                                                  ; 2. Recoveries (must equal part I, item 9, column B above)

LNCOFSWRD          ; RIADC079 ; 0                                                  ; 3. LESS: Charge offs (must equal part I, item 9, column A above less Schedule RI B, part II, item 4)

LNWRDADJ           ; RIAD5523 ; 0                                                  ; 4. LESS: Write downs arising from transfers of loans to a held for sale account

LNLSPROV           ; RIAD4230 ; 0                                                  ; 5. Provision for loan and lease losses (must equal Schedule RI, item 4)

ALLWADJS           ; RIADC233 ; 0                                                  ; 6. Adjustments**** (see instructions for this schedule)

LNLSEND            ; RIAD3123 ; 0                                                  ; 7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)

                   ;          ;                                                    ; Memoranda

ALLCTRR            ; RIADC435 ; 0                                                  ; M.1. Allocated transfer risk reserve included in Schedule RI B, part II, item 7 above

                   ;          ;                                                    ; Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

SPVALUCCF          ; RIADC389 ; 0                                                  ; M.2. Separate valuation allowance for uncollectible retail credit card fees and finance charges

CCFALLW            ; RIADC390 ; 0                                                  ; M.3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges

                   ;          ;                                                    ; Memorandum item 4 is to be completed by all banks.

RIADC781           ; RIADC781 ; 0                                                  ; M.4. Amount of allowance for post acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03 3 (included in Schedule RI B, part II, item 7, above)

                   ;          ;                                                    ; * Include write-downs arising from transfers of loans to the held for sale account.

                   ;          ;                                                    ; ** Includes charge offs and recoveries on Loans to finance agricultural production and other loans to farmers, Obligations (other than securities and leases) of states and political subdivisions in the U.S., and Other loans.

                   ;          ;                                                    ; *** The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.

                   ;          ;                                                    ; **** Describe on Schedule RI E Explanations

                   ;          ;                                                    ; Schedule RI E Explanations

                   ;          ;                                                    ; Schedule RI E is to be completed each quarter on a calendar year to date basis.

                   ;          ;                                                    ; Detail all adjustments in Schedule RI A and RI B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                   ;          ;                                                    ; 1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m (Year to date)

                   ;          ;                                                    ; Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m (Year to date)

IFPRCHECKS         ; RIADC013 ; 0                                                  ; 1.a. Income and fees from the printing and sale of checks

INCRVALCSV         ; RIADC014 ; 0                                                  ; 1.b. Earnings on/increase in value of cash surrender value of life insurance

ATMFEEINC          ; RIADC016 ; 0                                                  ; 1.c. Income and fees from automated teller machines (ATMs)

RENTINORE          ; RIAD4042 ; 0                                                  ; 1.d. Rent and other income from other real estate owned

SAFEDRENT          ; RIADC015 ; 0                                                  ; 1.e. Safe deposit box rent

INONINTA           ; RIAD4461 ; 0                                                  ; 1.f. TEXT 4461

INONINTB           ; RIAD4462 ; 0                                                  ; 1.g. TEXT 4462

INONINTC           ; RIAD4463 ; 0                                                  ; 1.h. TEXT 4463

                   ;          ;                                                    ; 2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m

EXPDPROC           ; RIADC017 ; 0                                                  ; 2.a. Data processing expenses

EXPADVMKT          ; RIAD0497 ; 0                                                  ; 2.b. Advertising and marketing expenses

DRECTSFEE          ; RIAD4136 ; 0                                                  ; 2.c. Directors fees

STAPRTSUP          ; RIADC018 ; 0                                                  ; 2.d. Printing, stationery, and supplies

EXPPOSTG           ; RIAD8403 ; 0                                                  ; 2.e. Postage

EXPLEGAL           ; RIAD4141 ; 0                                                  ; 2.f. Legal fees and expenses

DEPINSASM          ; RIAD4146 ; 0                                                  ; 2.g. FDIC deposit insurance assessments

ENONINTA           ; RIAD4464 ; 29395                                              ; 2.h. TEXT 4464

ENONINTB           ; RIAD4467 ; 14897                                              ; 2.i. TEXT 4467

ENONINTC           ; RIAD4468 ; 3794                                               ; 2.j. TEXT 4468

                   ;          ;                                                    ; 3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments)

EXTRAA             ; RIAD4469 ; 0                                                  ; 3.a.(1) TEXT 4469 (Year to date)

EXTAXA             ; RIAD4486 ; 0                                                  ; 3.a.(2) Applicable income tax effect

EXTRAB             ; RIAD4487 ; 0                                                  ; 3.b.(1) TEXT 4487

EXTAXB             ; RIAD4488 ; 0                                                  ; 3.b.(2) Applicable income tax effect

EXTRAC             ; RIAD4489 ; 0                                                  ; 3.c.(1) TEXT 4489

EXTAXC             ; RIAD4491 ; 0                                                  ; 3.c.(2) Applicable income tax effect

                   ;          ;                                                    ; 4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI A, item 2) (itemize and describe all restatements)

CAPRESTA           ; RIADB526 ; 0                                                  ; 4.a. TEXT B526

CAPRESTB           ; RIADB527 ; 0                                                  ; 4.b. TEXT B527

                   ;          ;                                                    ; 5. Other transactions with parent holding company (from Schedule RI A, item 11) (itemize and describe all such transactions)

CAPHOLDA           ; RIAD4498 ; 0                                                  ; 5.a. TEXT 4498

CAPHOLDB           ; RIAD4499 ; 0                                                  ; 5.b. TEXT 4499

                   ;          ;                                                    ; 6. Adjustments to allowance for loan and lease losses (from Schedule RI B, part II, item 6) (itemize and describe all adjustments)

                   ;          ;                                                    ;     (itemize and describe all adjustments)

LNLSADJA           ; RIAD4521 ; 0                                                  ; 6.a. (TEXT 4521)

LNLSADJB           ; RIAD4522 ; 0                                                  ; 6.b. (TEXT 4522)

                   ;          ;                                                    ; 7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income)

                   ;          ;                                                    ; Comments?